SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Old Mutual Insurance Series Fund

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Old Mutual Columbus Circle Technology and Communications Portfolio
Old Mutual Growth II Portfolio
Old Mutual Large Cap Growth Portfolio
Old Mutual Large Cap Growth Concentrated Portfolio
Old Mutual Mid-Cap Portfolio
Old Mutual Select Value Portfolio
Old Mutual Small Cap Portfolio
Old Mutual Small Cap Growth Portfolio

March 2, 2006

Dear Shareholder:

Old Mutual Insurance Series Fund (the “Trust”) (formerly named PBHG Insurance Series Fund) will hold a Meeting of Shareholders on April 19, 2006 in Denver, Colorado. The purpose of the meeting is to vote on some important proposals affecting the portfolios listed above (“Portfolios”) and you as a contract holder with a beneficial interest in one or more of the Portfolios (a “Contract Holder”). This package contains important information about the proposals, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.

As you will see from the enclosed materials, the Board of Trustees (“Board”) is requesting that you approve a new investment management agreement and one or more new sub-advisory agreements for each of the Portfolios. These strategic changes are designed to benefit you as a Contract Holder by combining and reducing management and administrative fees and by increasing the depth and breadth of the personnel managing the Portfolios. In addition, the Board is requesting that you elect four trustees to the Portfolios’ Board and that you approve a proposal that will allow the Portfolios’ advisor, Old Mutual Capital, Inc., to hire sub-advisors of certain of the Portfolios or modify sub-advisory agreements with such sub-advisors upon approval of the Board and notice to shareholders, but without shareholder approval. We encourage you to read the Question and Answers section at the beginning of the enclosed proxy statement as well as the entire proxy statement which describes each of these proposals in detail. The Board has carefully considered these proposals, believes they are in the best interests of the Portfolios and their shareholders, and unanimously recommends that you vote FOR each of the proposals.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A CONTRACT HOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE BY PHONE, VIA THE INTERNET OR USING THE ENCLOSED PROXY CARD(S).

If you have any questions about the proposals, please call our proxy solicitor, InvestorConnect, at 1-800-821-8784.

Thank you for your response and we look forward to preserving your trust as a valued Contract Holder over the long-term.
Sincerely,

/s/  Leigh A. Wilson
Chairman
Old Mutual Insurance Series Fund

Old Mutual Columbus Circle Technology and Communications Portfolio
Old Mutual Growth II Portfolio
Old Mutual Large Cap Growth Portfolio
Old Mutual Large Cap Growth Concentrated Portfolio
Old Mutual Mid-Cap Portfolio
Old Mutual Select Value Portfolio
Old Mutual Small Cap Portfolio
Old Mutual Small Cap Growth Portfolio

OLD MUTUAL INSURANCE SERIES FUND
4643 S. Ulster Street, 6th Floor
Denver, Colorado 80237

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on April 19, 2006

NOTICE IS HEREBY GIVEN that a Meeting of Shareholders of each series portfolio (each, a “Portfolio”) of Old Mutual Insurance Series Fund (the “Trust”) will be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, on Wednesday, April 19, 2006, at 10:00 a.m. Mountain Standard Time, for the following purposes:

1.	To elect four trustees of the Trust, each of which will serve until the meeting of shareholders to be held in 2010 or their earlier retirement or removal.

2.	To approve a new investment management agreement with Old Mutual Capital, Inc. (“Old Mutual Capital”) for each Portfolio.

3. a.	To approve a new investment sub-advisory agreement with Liberty Ridge Capital, Inc. for Old Mutual Select Value Portfolio, Old Mutual Mid-Cap Portfolio and Old Mutual Small Cap Portfolio.

b.	To approve a new investment sub-advisory agreement with Eagle Asset Management, Inc. for Old Mutual Small Cap Portfolio.

c.	To approve a new investment sub-advisory agreement with Turner Investment Partners, Inc. for Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Growth II Portfolio.

d.	To approve a new investment sub-advisory agreement with CastleArk Management, LLC for Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio.

e.	To approve a new investment sub-advisory agreement with Munder Capital Management for Old Mutual Growth II Portfolio.

f.	To approve a new investment sub-advisory agreement with Copper Rock Capital Partners, LLC for Old Mutual Small Cap Growth Portfolio.

g.	To approve a new investment sub-advisory agreement with Columbus Circle Investors for Old Mutual Columbus Circle Technology and Communications Portfolio.

4. To approve a proposal that will permit the Trust’s advisor, Old Mutual Capital, to hire sub-advisors of certain of the Portfolios or modify sub-advisory agreements with such sub-advisors upon approval of the Board of Trustees of the Trust, including the independent Trustees, and upon notification to shareholders, but without shareholder approval.

5. To transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

Any contract holder with a beneficial interest in a Portfolio (a “Contract Holder”) as of the close of business on February 10, 2006 will receive notice of the Meeting and will be entitled to vote at the Meeting.

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Shareholders attending the Meeting may vote their shares in person. Shareholders who do not expect to attend the meeting are urged to vote in any of the following ways:

1. Telephone:	Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card. You may call anytime; the toll-free lines are available from 10:00 a.m. to 10:00 p.m. Eastern Standard Time. Enter the 12-digit control number on the proxy card (a confirmation of your telephone vote will be mailed to you.);

2. Internet:	Have your proxy card available. Vote on the Internet by accessing the website listed on your proxy card. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the website; or

3. Mail:	Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

By order of the Board of Trustees,

/s/  Andra C. Ozols
Andra C. Ozols,
Vice President and Secretary
Old Mutual Insurance Series Fund
Dated: March 2, 2006
Denver, Colorado

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR PROXY CARD PROMPTLY.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by Internet or phone in accordance with the instructions on the enclosed proxy card. You may also vote by signing and dating the enclosed proxy card(s) and returning the card using the return postage envelope. Voting by Internet, phone or using the enclosed proxy card(s) will help your Portfolio avoid the expenses of additional solicitations. If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.

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OLD MUTUAL INSURANCE SERIES FUND

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

PLEASE VOTE

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE PORTFOLIOS AVOID ADDITIONAL EXPENSE.

Old Mutual Insurance Series Fund (the “Trust”) will hold a meeting of shareholders on April 19, 2006 in Denver, Colorado. We urge you to vote on the issues described in this proxy statement and recommend that you read the proxy statement in its entirety — the explanations in the proxy statement will help you decide on the issues.

The following is an introduction to the proposals and the process:

What issues am I being asked to vote on?

The Board has made several strategic recommendations designed to benefit you as a Contract Holder (defined below). If approved, these recommendations would create a platform where:

•	The combined management and administrative fees on all portfolios of the Trust (“Portfolios”) will be reduced;

•	Expense caps on most Portfolios will be lowered; and

•	There will be increased depth and breadth of investment personnel managing the Portfolios, which may improve Portfolio performance.

You are also being asked to elect the four current Trustees of the Trust and approve a proposal that will allow the Trust’s advisor to hire new sub-advisors upon approval of the Board of Trustees (the “Board”) and notification to shareholders, but without shareholder approval. More specifically:

Proposal 1 — you are being asked to elect four Trustees of the Trust, each of which will serve until a meeting of shareholders to be held no later than 2010 or until their earlier retirement or removal.

Proposal 2 — you are being asked to approve a new investment management agreement with Old Mutual Capital, Inc. (“Old Mutual Capital”) for the Portfolio or Portfolios that you own.

Proposal 3(a) — if you own shares of any of Old Mutual Select Value Portfolio, Old Mutual Mid-Cap Portfolio or Old Mutual Small Cap Portfolio, you are being asked to approve a new investment sub-advisory agreement with Liberty Ridge Capital, Inc. (“Liberty Ridge”) pursuant to which Liberty Ridge will provide portfolio management services for the Old Mutual Select Value and Old Mutual Mid-Cap Portfolios and co-portfolio management services for the Old Mutual Small Cap Portfolio.

Proposal 3(b) — if you own shares of Old Mutual Small Cap Portfolio, you are being asked to approve a new investment sub-advisory agreement with Eagle Asset Management, Inc. (“Eagle”) pursuant to which Eagle will provide co-portfolio management services for the Portfolio.

Proposal 3(c) — if you own shares of any of Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio or Old Mutual Growth II Portfolio, you are being asked to approve a new investment sub-advisory agreement with Turner Investment Partners, Inc. (“Turner”) pursuant to which Turner will provide co-portfolio management services for the Portfolio.

Proposal 3(d) — if you own shares of either Old Mutual Large Cap Growth Portfolio or Old Mutual Large Cap Growth Concentrated Portfolio, you are being asked to approve a new investment sub-advisory agreement with CastleArk Management, LLC (“CastleArk”) pursuant to which CastleArk will provide co-portfolio management services for the Portfolio.

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Proposal 3(e) — if you own shares of Old Mutual Growth II Portfolio, you are being asked to approve a new investment sub-advisory agreement with Munder Capital Management (“Munder”) pursuant to which Munder will provide co-portfolio management services for the Portfolio.

Proposal 3(f) — if you own shares of Old Mutual Small Cap Growth Portfolio, you are being asked to approve a new investment sub-advisory agreement with Copper Rock Capital Partners, LLC (“Copper Rock”) pursuant to which Copper Rock will provide portfolio management services for the Portfolio.

Proposal 3(g) — if you own shares of Old Mutual Columbus Circle Technology and Communications Portfolio, you are being asked to approve a new investment sub-advisory agreement with Columbus Circle Investors (“Columbus Circle”) pursuant to which Columbus Circle will provide portfolio management services for the Portfolio.

Proposal 4 — you are being asked to approve a proposal that would permit Old Mutual Capital to hire sub-advisors of certain of the Portfolios or modify sub-advisory agreements with such sub-advisors upon approval of the Board, including the independent Trustees, and upon notification to shareholders, but without shareholder approval.

Why is the Board recommending approval of a new management agreement with Old Mutual Capital?

The Board recommended Old Mutual Capital as advisor for the Portfolios after reviewing its advisor-related infrastructure and reviewing its proposed fee arrangements for the Portfolios that significantly reduce the Portfolios’ fees and expenses.

Old Mutual Capital’s advisor-related infrastructure includes investment oversight and analysis, legal, compliance and administration capabilities. Old Mutual Capital has developed extensive resources to provide mutual fund shareholder services to the Old Mutual Advisor Funds family of funds and will leverage these resources in its advisory and management role for the Trust. Pending shareholder approval, Old Mutual Capital will provide investment oversight, legal and compliance functions, and fund administration to the Portfolio management process.

In determining to recommend Old Mutual Capital as advisor for the Portfolios, the Board also considered Old Mutual Capital’s proposed restructuring and reduction of the Portfolios’ investment advisory, sub-advisory and servicing fees. Old Mutual Capital has agreed to new fee arrangements that reduce the combined advisory and administrative service fees (“Management Fees”) paid by the Portfolios and institute new and more robust Management Fee breakpoints. Old Mutual Capital has also agreed to lower the expense limitations on the Portfolios by contractually limiting its fees or reimbursing expenses of a Portfolio to the extent a Portfolio’s expenses exceed the agreed upon expense cap for a period of at least three years. These expense limitations provide a meaningful reduction in the Portfolios’ expense ratios.

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Why is the Board recommending approval of sub-advisory agreements with new investment managers?

After an extensive search to identify outstanding investment managers within their specific investment focus, the Board is recommending several new sub-advisors to manage certain Portfolios. The Trustees review was conducted along with Old Mutual Capital and with the assistance of an independent consultant. Specifically the Board is recommending adding new sub-advisors to the following Portfolios:

Portfolio	Recommended Sub-Advisor(s)*

Old Mutual Columbus Circle Technology and Communications Portfolio	Columbus Circle
Old Mutual Growth II Portfolio	Turner 50%/Munder 50%
Old Mutual Large Cap Growth Portfolio	Turner 50%/CastleArk 50%
Old Mutual Large Cap Growth Concentrated Portfolio	Turner 50%/CastleArk 50%
Old Mutual Mid-Cap Portfolio	Liberty Ridge
Old Mutual Select Value Portfolio	Liberty Ridge
Old Mutual Small Cap Growth Portfolio	Copper Rock
Old Mutual Small Cap Portfolio	Liberty Ridge 50%/Eagle 50%

*	The percentages shown are targets of the Portfolio’s total assets under management that will be managed by the particular sub-advisor and may vary up or down due to market focus, appreciation or at the discretion of Old Mutual Capital.

Will Liberty Ridge continue to manage any Portfolios?

The Board is recommending that the Portfolios’ previous investment advisor, Liberty Ridge, continue managing certain Portfolios in a sub-advisory capacity. Specifically, the Board is recommending that Jerome Heppelman of Liberty Ridge continue to manage the Old Mutual Mid-Cap Portfolio and the Old Mutual Select Value Portfolio and that James Bell continue to manage assets of the Old Mutual Small Cap Portfolio as a co-manager of that Portfolio.

Why are Trustees being elected?

The Trustees are your representatives who oversee management and operations of the Portfolios. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, the Board may fill vacancies or appoint new Trustees only if at least two-thirds of the Trustees will have been elected by shareholders. The Board currently has four members who are standing for election (the “Nominees”), three of which have been previously elected by shareholders. The Nominees are independent from management of the Portfolios. Nominees John Bartholdson, Jettie Edwards and Albert Miller have been Trustees of the Trust since 1995. Nominee Leigh Wilson was elected by the Board as a Trustee and Independent Chairman of the Board in January 2005. The Nominees played an active and important role in securing the fee reductions and lowered expense caps described in this Proxy Statement. The Proxy Statement includes a brief description of each nominee’s history and current position with the Trust.

Additionally, the Trust’s former investment advisor, Liberty Ridge (formerly named Pilgrim Baxter & Associates, Ltd.) agreed to use its best efforts to have the Trust, among other things, hold a shareholder meeting of the Trust’s shareholders to elect Trustees as part of its settlement with certain regulators in 2004 related to “market timing” activity in the Portfolios. Although not named in any regulatory action, the Board voluntarily undertook to implement this condition and hold a shareholder meeting to elect Trustees. More detail about this regulatory settlement can be found in the Trust’s Prospectus and Statement of Additional Information.

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Why is the Board recommending approval of a proposal that would allow Old Mutual Capital to hire sub-advisors of certain of the Portfolios or modify sub-advisory agreements with such sub-advisors without shareholder approval?

Under Section 15(a) of the 1940 Act, an investment advisor to a mutual fund cannot select sub-advisors and enter into a sub-advisory agreement without obtaining shareholder approval. The Trust has applied for an exemption from the requirements under Section 15(a) of the 1940 Act that would allow Old Mutual Capital to hire new sub-advisors that are not affiliated with Old Mutual Capital upon approval of the Board, including the independent trustees, and upon notification to shareholders, but without shareholder approval. The Trust applied for this exemption because it would eliminate the need for the Portfolios to which this Proposal applies to hold a costly and time consuming shareholder meeting each time a new independent sub-advisor is selected by Old Mutual Capital and approved by the Board to provide investment management services to such Portfolios. This proposal will not affect the requirement that shareholder approval must be obtained prior to increasing the investment advisory fees paid by such Portfolio. The Funds to which this Proposal applies include the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio.

Has the Portfolios’ Board Approved the Proposals?

Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR all the applicable proposals.

Who is entitled to vote?

Shares of the Portfolios are sold only to separate accounts of certain insurance companies (“Separate Accounts”). Separate Accounts, the holders of record of shares of the Portfolios, are required to “pass through” to you, the contract holders of the Separate Accounts, the right to vote shares of the Portfolios. The Trust expects that Separate Accounts will solicit voting instructions from their contract holders and that insurance companies will vote 100% of the shares of the Portfolios held by their respective Separate Accounts. Separate Accounts will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions.

How do I vote my shares?

You may vote by telephone or through the Internet. Your proxy card has the telephone number and website listed on it. You save the Trust time and postage costs by voting by phone or through the Internet.

You may also vote by returning the enclosed Proxy Card. If you cast your vote by telephone or through the Internet, please don’t return your proxy card. If you do not respond at all, InvestorConnect, the Portfolios’ proxy solicitor, may contact you by telephone to request that you cast your vote.

What should I do if I receive more than one proxy card?

Each Portfolio’s shareholders must vote separately on the proposals contained in the proxy statement. You are being sent a proxy card for each Portfolio account that you have.

Who do I call if I have questions about the Proxy Statement?

If you have any other questions or need further assistance in voting, please feel free to call our proxy solicitor, InvestorConnect, toll free at 1-800-821-8784.

After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

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Old Mutual Columbus Circle Technology and Communications Portfolio
Old Mutual Growth II Portfolio
Old Mutual Large Cap Growth Portfolio
Old Mutual Large Cap Growth Concentrated Portfolio
Old Mutual Mid-Cap Portfolio
Old Mutual Select Value Portfolio
Old Mutual Small Cap Portfolio
Old Mutual Small Cap Growth Portfolio
OLD MUTUAL INSURANCE SERIES FUND
4643 S. Ulster Street, 6th Floor
Denver, Colorado 80237

PROXY STATEMENT

Dated: March 2, 2006

This Proxy Statement is being furnished to the shareholders of the portfolios listed above (each a “Portfolio” and collectively the “Portfolios”), each of which is a series of Old Mutual Insurance Series Fund, a Delaware statutory trust (the “Trust”). Proxies for the Meeting of Shareholders of each Fund are being solicited by the Board of Trustees (“Board”) to approve proposals that have already been approved by the Board.

The Meeting of Shareholders will be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237 on Wednesday, April 19, 2006, at 10:00 a.m. Mountain Standard Time (“Meeting”). The Meeting may be postponed or adjourned to a later date, as necessary. It is expected that the Notice of Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about March 2, 2006.

At the Meeting, you will be asked to elect Trustees of the Trust, approve new investment management and sub-advisory agreements with the Trust and approve a proposal that will allow the Portfolios’ advisor, Old Mutual Capital, Inc. (“Old Mutual Capital”) to hire sub-advisors of certain of the Portfolios or modify sub-advisory agreements with such sub-advisors upon approval of the Board and notice to shareholders, but without shareholder approval. The Board recommends that you vote for the election of the Trustees named in this Proxy Statement, for the approval of the new investment management and sub-advisory agreements and for the proposal to allow the Old Mutual Capital to hire sub-advisors or modify sub-advisory agreements upon approval of the Board and notice to shareholders, but without shareholder approval.

Shareholder Voting

The Board intends to bring before the Meeting the matters set forth herein. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote your proxy easily and quickly by toll-free telephone, by internet, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Trust, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section Proxy Solicitations and Shareholder Voting Procedures beginning on page 32 below.

Currently, the Portfolios’ shares are available for purchase only by separate accounts of certain insurance companies (the “Separate Accounts”). Because only Separate Accounts may purchase shares of the Portfolios, you invest indirectly in the Portfolios by purchasing a variable annuity contract or variable life insurance policy issued by one of the Separate Accounts. Contract holders of the Separate Accounts who had a voting interest in the Portfolios (“Contract Holders”) as of the close of business on February 10, 2006 are entitled to vote in connection with the Meeting. When we talk about “you” in this Proxy Statement, we mean the Contract Holders.

[End of Front Cover Page]

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OLD MUTUAL INSURANCE SERIES FUND

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Page

Trustees’ Consideration and Recommendations	26
PROPOSAL 3f: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH COPPER ROCK CAPITAL PARTNERS LLC	27
Introduction	27
Description of the New Investment Sub-Advisory Agreement with Copper Rock	27
Trustees’ Consideration and Recommendations	28
PROPOSAL 3g: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH COLUMBUS CIRCLE INVESTORS	29
Introduction	29
Description of the New Investment Sub-Advisory Agreement with Columbus Circle	29
Trustees’ Consideration and Recommendations	31
PROPOSAL 4: APPROVAL OF PROPOSAL TO PERMIT THE FUND’S INVESTMENT ADVISOR TO HIRE AND REPLACE SUBADVISORS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL	32
Manager of Managers Structure	32
Board Recommendation	33
ADDITIONAL INFORMATION	33
Brokerage Commissions	33
Independent Public Accountant	33
Legal Proceedings	34
Proxy Solicitations and Shareholder Voting Procedures	35
Shareholder Proposals	36
Other Business	37
Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees	37
APPENDIX A TRUSTEES’ CONSIDERATIONS AND RECOMMENDATIONS	APP-A-1
APPENDIX B AUDIT COMMITTEE CHARTER	APP-B-1
Schedule A Security Ownership of Management	SCH-A-1
Schedule B Ownership of Shares of the Portfolios	SCH-B-1
Schedule C Trustee Ownership of Portfolio Shares	SCH-C-1
Schedule D Officers and Directors of Old Mutual Capital, Inc.	SCH-D-1
Schedule E Officers and Directors of Sub-Advisors	SCH-E-1
Schedule F Shares of the Portfolios Outstanding as of February 10, 2006 (by class)	SCH-F-1
EXHIBIT A FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT	EXH-A-1
EXHIBIT B FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT	EXH-B-1

ii

Proposal Table

The following table summarizes each proposal to be presented at the Meeting and the Portfolios whose shareholders the Board is soliciting with respect to each proposal:

	Old Mutual		Old	Old Mutual				Old
	Columbus Circle	Old	Mutual	Large Cap	Old	Old	Old	Mutual
	Technology and	Mutual	Large Cap	Growth	Mutual	Mutual	Mutual	Small Cap
	Communications	Growth II	Growth	Concentrated	Mid-Cap	Select Value	Small Cap	Growth
Proposal	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

1** Election of Trustees	X	X	X	X	X	X	X	X
2* Approval of Management Agreement with Old Mutual Capital	X	X	X	X	X	X	X	X
3a* Approval of Investment Sub-Advisory Agreement with Liberty Ridge Capital, Inc.					X	X	X
3b* Approval of Investment Sub-Advisory Agreement with Eagle Asset Management, Inc.							X
3c* Approval of Investment Sub-Advisory Agreement with Turner Investment Partners, Inc.		X	X	X
3d* Approval of Investment Sub-Advisory Agreement with CastleArk Management, LLC.			X	X
3e* Approval of Investment Sub-Advisory Agreement with Munder Capital Management.		X
3f* Approval of Investment Sub-Advisory Agreement with Copper Rock Capital Partners LLC.								X
3g* Approval of Investment Sub-Advisory Agreement with Columbus Circle Investors.	X
4* Approval of Proposal to Permit Old Mutual Capital, Inc. to Hire Sub-Advisors or to Modify Sub-Advisory Agreements Without Shareholder Approval	X	X	X	X			X
5 Considering Other Matters	X	X	X	X	X	X	X	X

*	Under the Investment Company Act of 1940, as amended (the “1940 Act”), approval of each of these proposals requires the affirmative vote of the lesser of: (a) 67% or more of the voting securities of the particular Portfolio present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of that Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the particular Portfolio (a “1940 Act Majority”). Votes of the shareholders of each Portfolio are counted separately from the votes of the shareholders of each other Portfolio for the purposes of calculating a 1940 Act Majority.

**	At the Meeting, a quorum being present, the affirmative vote of a plurality of votes cast is necessary to elect Trustees.

PROPOSAL 1:

ELECTION OF TRUSTEES OF OLD MUTUAL INSURANCE SERIES FUND

Structure of the Board

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board currently consists of four Trustees. All of the current Trustees are “independent,” meaning they are not “interested persons” of the Trust within the meaning of the 1940 Act. During the fiscal year ended December 31, 2005, the Board held 28 meetings.

Nominees for Trustees

The Trustees have approved agreements under which certain companies provide essential management services to the Trust. In addition, the Nominees played an active and important role in securing the fee reductions and lowered expense caps described in this Proxy Statement. The current Trustees of the Trust are each nominated for re-election as Trustees and, if re-elected, will serve until the meeting of shareholders to be held in 2010, or their earlier resignation or retirement. John Bartholdson, Jettie Edwards and Albert Miller have each been previously elected as Trustees by shareholders of the Portfolios. Leigh Wilson was elected by the Board as a Trustee and Independent Chairman of the Board in January 2005. Their principal occupations for the last five years are set forth in the following table. Each may have held other positions with the named companies during that period. Each Trustee serves as a trustee in a similar capacity for Old Mutual Advisor Funds II, another registered investment company managed by Old Mutual Capital. In addition, John Bartholdson serves as a Trustee and certain officers serve as officers for Old Mutual Advisor Funds, a separate registered investment company managed by Old Mutual Capital. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Each Nominee has been recommended by the Trust’s Governance and Nominating Committee. Each Nominee is willing to continue to serve as trustee if elected.

Vote Required

At the Meeting, a quorum being present, the affirmative vote of a plurality of votes cast is necessary to elect trustees. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by the shareholder.

Number of
Portfolios
in the Old
Mutual
Fund Family
		Term of Office		Complex	Other
	Position Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
Name and Age of Trustee	with the Trust	Time Served	During Past 5 Years	Trustee	Held by Trustee

Leigh A. Wilson (60)	Chairman of the Board; Trustee	Trustee since 2005	Chief Executive Officer, New Century Living, Inc. (older adult housing) since 1992; Director, Chimney Rock Winery LLC, 2000 to 2004, and Chimney Rock Winery Corp (winery), 1985 to 2004.	26	Chairman and Trustee, The Victory Portfolios since 1992, The Victory Institutional Funds since 2003 and The Victory Variable Insurance Funds since 1998 (investment companies — 23 total portfolios). Trustee, Old Mutual Advisor Funds II (investment company — 18 portfolios) since 2005.

				Number of
				Portfolios
				in the Old
				Mutual
				Fund Family
		Term of Office		Complex	Other
	Position Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
Name and Age of Trustee	with the Trust	Time Served	During Past 5 Years	Trustee	Held by Trustee

John R. Bartholdson (61)	Trustee	Trustee since 1997	Chief Financial Officer, The Triumph Group, Inc. (manufacturing) since 1992.	35	Director, The Triumph Group, Inc. since 1992. Trustee, Old Mutual Advisor Funds II (investment company — 18 portfolios) since 1995. Trustee, Old Mutual Advisor Funds (investment company — 9 portfolios) since 2004. Also director or Trustee of ING Clarion Real Estate Income Fund and ING Clarion Real Estate Income Fund.

Jettie M. Edwards (59)	Trustee	Trustee since 1997	Consultant, Syrus Associates (business and marketing consulting firm), 1986 to 2002. Retired.	26	Trustee, EQ Advisors Trust (investment company — 53 portfolios) since 1995. Trustee, Old Mutual Advisor Funds II (investment company — 18 portfolios) since 1995. Trustee, AXA Enterprise Funds Trust (investment company — 16 portfolios) since 2005.

Albert A. Miller (70)	Trustee	Trustee since 1997	Senior Vice President, Cherry & Webb, CWT Specialty Stores, 1995-2000, Advisor and Secretary, the Underwoman Shoppes, Inc. (retail clothing stores), 1980-2002. Retired.	26	Trustee, Old Mutual Advisor Funds II (investment company — 18 portfolios) since 1995.

Committees of the Board

The Board has two standing committees: a Governance and Nominating Committee and an Audit Committee. Currently, the members of each Committee are Leigh A. Wilson, Jettie M. Edwards, John R. Bartholdson and Albert A. Miller, comprising all the Trustees of the Trust. If elected as Trustee, it is anticipated that each Trustee will continue to serve on the Committees.

Governance and Nominating Committee

Generally, the function of the Governance and Nominating Committee is to oversee and make recommendations to the full Board with respect to governance of the Trust, selection and nomination of Trustees, and compensation of Trustees. The Committee has the following specific responsibilities:

•	The Committee nominates persons for election or appointment as independent trustees (i) as additions to the Board, (ii) to fill vacancies which, from time to time, may occur in the Board and (iii) for election by shareholders of the Trust at meetings called for the election of trustees. The Committee also nominates the Chair of the Board of the Trust;

•	The Committee nominates persons for appointment as members of each standing committee of the Board, and nominates persons for appointment as chair and, if desired, vice chair of each such committee;

•	The Committee reviews and evaluates at least annually the functioning of the Board and its various committees, including Board governance procedures, the effectiveness of the committee structure and the number of funds on whose boards each Trustee serves, and make recommendations to the full Board with respect thereto;

•	The Committee reviews and make recommendations to the Board from time to time, regarding the compensation, if any, payable to the Trustees and officers of the Trust and to any other person whose compensation is required by law, rule or regulation to be approved or determined by the Board or a committee thereof. The Committee reviews annually such compensation, if any, and make any appropriate changes;

•	The Committee selects independent legal counsel to the independent trustees either on a regular basis, or on an as-needed basis. The Committee reviews and approves the compensation paid to independent legal counsel to the independent trustees, if any.

The Governance and Nominating Committee may identify prospective nominees for independent Trustee from its own sources. Consistent with the 1940 Act, and at its sole discretion, the Governance and Nominating Committee may solicit or consider candidates or potential candidates from the Trust’s investment advisor, sub-advisors, principal underwriter or other affiliated person or any other person.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as Trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing according to the Trust’s then applicable Shareholder Communication Procedures, which are described under the following section “Shareholder Communications with the Board of Trustees.” Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Evaluation by the Governance and Nominating Committee of a person as a potential nominee to serve as an independent Trustee, including a person nominated by a shareholder, should result in the following findings:

(i) upon advice of independent legal counsel to the independent Trustees, that the person will qualify as an independent Trustee and that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Trust;

(ii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an independent trustee;

(iii) that the person can make a positive contribution to the Board and the Trust, with consideration being given to the person’s business experience, education and such other factors as the Governance and Nominating Committee may consider relevant;

(iv) that the person is of good character and high integrity; and

(v) that the person has desirable personality traits including independence, leadership and the ability to work cooperatively with the other members of the Board.

As long as the Trust relies on certain rules under the 1940 Act, (i) at least 75% of the Trustees of the Trust shall be independent Trustees, (ii) the selection and nomination of any other independent Trustees shall be committed to the discretion of the existing independent Trustees, and (iii) any person who acts as legal counsel to the independent Trustees shall be “independent legal counsel,” as defined in the rules adopted under the 1940 Act.

During the Trust’s fiscal year ended December 31, 2005, the Governance and Nominating Committee held 6 meetings. The charter of the Governance and Nominating Committee can be found at:
http://www.omfunds.com/materials/policies/pdf/JointGovNominComCharter.pdf

Audit Committee

The Audit Committee oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for approval by the Board and evaluates the independent audit firm’s performance, costs and financial stability. During the Trust’s fiscal year ended December 31, 2005, the Audit Committee held 4 meetings.

Pursuant to its charter, the Audit Committee shall appoint, compensate, oversee and, where appropriate, terminate the Trust’s independent auditor. In selecting independent auditors for the Trust, the Audit Committee may consider recommendations made by management. To the extent required by Section 10A of the Exchange Act, the Audit Committee shall consider for pre-approval all permissible non-audit services that are proposed to be provided to the Trust by its independent auditor and shall have pre-approved any such permissible non-audit services before they are provided to the Trust. Such pre-approval may be granted by one or more members of the Audit Committee, so long as any such member’s decision to pre-approve is presented to the full Audit Committee, solely for information purposes, at its next scheduled meeting.

The Audit Committee shall review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Trust.

Audit Committee members shall evaluate the independent audit firm’s performance and financial stability.

In reviewing the recommendation of an independent auditor for the Trust, the Audit Committee shall use the following standard of independence: “Whether a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the accountant is not capable of exercising objective and impartial judgment on all issues encompassed within the accountant’s engagement.”

The Audit Committee shall request from the independent auditor the information required to be considered by the Audit Committee under Item 9 of Schedule 14A of the Exchange Act.

The Audit Committee shall request from the independent auditor a written statement describing all relationships between the auditors and the Trust, Old Mutual Capital, the distributor and their appropriate corporate affiliates. The Audit Committee shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by Item 306 of Regulation S-K, and shall discuss with the independent auditors their independence.

The Audit Committee shall consider whether the provision by the independent auditors of permissible non-audit services to: (i) the Trust; (ii) its investment advisors; or (iii) any person that controls, is controlled by or is under common control with such investment advisor and that provides services to the Trust, is compatible with maintaining the independent auditors’ independence.

Audit Committee Report

The Audit Committee reviewed and discussed each Portfolio’s audited financial statements with its independent auditors, PricewaterhouseCoopers LLP (PwC). These discussions included the auditor’s judgments about the quality, not just acceptability, of the Funds’ accounting principles as applied in its financial reporting. PwC, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

The Audit Committee has received a letter from PwC required by the Public Company Accounting Oversight Board disclosing all relationships between PwC and its related entities and the Portfolios. The Audit Committee discussed with PwC their independence as the Portfolios’ independent auditors. In addition, the

Audit Committee has considered whether the provision by PwC of non-audit services to the Trust and to the Portfolios is compatible with the continuing independence of PwC. The Audit Committee also reviewed and discussed each Portfolio’s audited financial statements with management.

Based on the review and discussions described above, the Audit Committee has recommended to the Board that the audited financial statements be included in each Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The members of the Audit Committee are Leigh A. Wilson, Jettie M. Edwards, John R. Bartholdson and Albert A. Miller.

Shareholder Communications with the Board

Shareholders of the Trust may send communications to the Board by following the procedures set forth below (“Shareholder Communications Procedures”). If any shareholder of the Trust wishes to communicate with the Board or with an individual Trustee of the Trust in his or her capacity as a Trustee, that shareholder shall send his, her or its communications, addressed to the Board or an individual Trustee, to the Secretary of the Trust (the “Secretary”). Communications may be sent by regular mail or delivery service to the following address: Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, Attention: Secretary of Old Mutual Insurance Series Fund.

All shareholder communications that are directed to the Board or an individual Trustee of the Trust in his or her capacity as a Trustee and received by the Secretary shall be promptly forwarded to the individual Trustee of the Trust to whom they were addressed or to the full Board, as applicable. Copies of shareholder communications received that are addressed to individual Trustees shall be distributed to the chairs of each of the Audit Committee and Governance and Nominating Committee of the Trust (collectively, the “Committee Chairs”) and to counsel for the Trust and counsel for the independent Trustees.

All shareholder communications received directly by a Trustee of the Trust in his or her capacity as a Trustee shall be promptly forwarded to the Secretary, where such communications shall be distributed as set forth above.

In the event that an officer or employee of the Trust or a director or officer of the Trust’s investment advisor inadvertently receives any shareholder communications that were intended to be sent to a Trustee of the Trust in his or her capacity as a Trustee or to the full Board, such officer, director or employee shall promptly forward such communications to the Secretary, where such communications shall be distributed as set forth above.

Counsel for the Trust and counsel for the independent trustees, upon receipt of its copy of a shareholder communication, shall work with the Committee Chairs to determine whether such shareholder communication should be distributed to any Trustees to whom it was not sent and whether and in what manner Trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by the Secretary and counsel for the Trust and for the independent Trustees, working with the Committee Chairs.

For purposes of the Shareholder Communications Procedures, communications from an officer or Trustee of the Trust shall not be considered to be “shareholder communications” and communications from an employee or agent of the Trust shall be considered to be “shareholder communications” only if those communications are made solely in such employee’s or agent’s capacity as a shareholder. In addition, shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and communications made in connection with such proposals, shall not be viewed as “shareholder communications.”

Trustee Compensation

Each Trustee received the following compensation during Trust’s fiscal year ended December 31, 2005:

		Pension or		Total
		Retirement		Compensation
		Benefits	Estimated	from Trust and
	Aggregate	Accrued	Annual	Old Mutual Fund
	Compensation	as Part of	Benefits	Family Complex
Name of Person and	from	Trust	Upon	Paid to
Position	Trust	Expenses	Retirement	Trustees

Leigh A. Wilson Trustee	$52,100	None	None	$141,000 for services on two boards
John R. Bartholdson Trustee	$43,900	None	None	$149,750 for services on three boards
Jettie M. Edwards Trustee	$43,900	None	None	$119,000 for services on two boards
Albert A. Miller Trustee	$43,900	None	None	$119,000 for services on two boards

Compensation expenses are allocated pro rata based on the relative net assets of each Portfolio.

Executive Officers*

Position
	Held with	Term of Office and	Principal Occupation(s)
Name and Age	the Trust	Length of Time Served	During Past 5 Years

David J. Bullock (49)	President	Since 2003	Director, President and Chief Executive Officer since 2004, Old Mutual Capital. Trustee and President since 2004, Old Mutual Advisor Funds. Chief Executive Officer, President and Director since 2004, Old Mutual Capital. Chief Executive Officer and Trustee since 2003, Old Mutual Investment Partners. Trustee since 2003, Old Mutual Fund Services. Director since 2003, Old Mutual Shareholder Services, Inc. President since 2003, Old Mutual Insurance Series Fund. Chief Executive Officer, President and Director, 2003-October 2005, and Chief Operating Officer July 2003-March 2004, Liberty Ridge Capital, Inc. President and Chief Executive Officer from 1998 to 2003, Transamerica Capital, Inc.

Edward J. Veilleux (61)	Senior Vice President	Since 2005. Employed for an initial term of three years and thereafter for successive one year terms unless terminated prior to the end of the then current term.	Chief Compliance Officer, The Victory Portfolios since October 2005; President, EJV Financial Services, LLC since May 2002. Director, Deutsche Bank (and predecessor companies) and Executive Vice President and Chief Administrative Officer, Investment Company Capital Corp. (registered investment advisor and registered transfer agent) from August 1987 to May 2002. Senior Vice President since 2005, Old Mutual Insurance Series Fund.

Andra C. Ozols (44)	Vice President and Secretary	Since 2005	Executive Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc. since June 2005. Executive Vice President 2004 to 2005, Vice President from 2002 to 2004, General Counsel and Secretary from 2002 to 2005 and from January 1998 to October 1998 of ICON Advisers, Inc.; Director of ICON Management & Research from June 2003 to 2005; Executive Vice President from 2004 to 2005, Vice President from 2002-2005, General Counsel and Secretary from 2002 to 2005 of ICON Distributors, Inc.; Executive Vice President and Secretary of ICON Insurance Agency, Inc. from 2004 to 2005; Vice President from 1999 to 2002 and Assistant General Counsel from October 1998 to February 2002, Founders Asset Management LLC; Branch Chief from 1993 to 1995 and Enforcement Attorney from 1990 to 1995 and from 1996 to 1998 U.S. Securities and Exchange Commission. Vice President and Secretary, Old Mutual Advisor Funds II since 2005.

James F. Lummanick (58)	Vice President and Chief Compliance Officer	Since 2005	Senior Vice President and Chief Compliance Officer, Old Mutual Capital., Old Mutual Investment Partners, Old Mutual Fund Services, Inc. and Old Mutual Shareholder Services, Inc. since 2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC from 2004 to 2005. Vice President and Chief Compliance Officer, Invesco Funds Group from 1996 to 2004. Vice President and Chief Compliance Officer since 2005, Old Mutual Advisor Funds and Old Mutual Advisor Funds II.

Mark E. Black (45)	Treasurer, Chief Financial Officer and Controller	Since 2005	Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Treasurer of Old Mutual Capital since July 2004; Chief Financial Officer, Chief Administrative Officer of Old Mutual Investment Partners since September 2004; Senior Vice President and Chief Financial Officer of Transamerica Capital, Inc. from April 2000 through June 2004; Chief Financial Officer of Coldwell Banker Moore & Company (Denver Metro) (formerly Moore and Company Realtor) from 1997 through March 2000; Treasurer, Chief Financial Officer and Controller, Old Mutual Advisor Funds since 2004.

Position
	Held with	Term of Office and	Principal Occupation(s)
Name and Age	the Trust	Length of Time Served	During Past 5 Years

Kenneth R. Naes (40)	Assistant Treasurer	Since July 2005	Director Old Mutual Fund Services since 2004; member of the Investment Committee, Old Mutual Capital, Inc. since 2004; Senior Vice President, Product Development at Transamerica Capital, Inc. from June 2000 to May 2004. Prior to June 2000, various positions at Transamerica Capital, Inc./AEGON USA; Assistant Treasurer, Old Mutual Advisor Funds II since July 2005; Vice President, Old Mutual Fund Services since July 2005; .

Karen S. Proc 36	Assistant Secretary	Since December 2005	Associate General Counsel, Old Mutual Capital, Inc., since October 2005; Associate General Counsel, Founders Asset Management LLC, 2002-2005; Associate Attorney, Myer, Swanson, Adams & Wolf, P.C., 1998-2002; Assistant Secretary, Old Mutual Adviser Funds and Old Mutual Adviser Funds II since 2005.

*	Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

Security Ownership of Management

Information regarding the ownership of each class of each Portfolio’s shares by the Trustees and current executive officers of the Trust can be found in Schedule A attached hereto.

Ownership of Shares

A list of the names, address and percent ownership of each person who, as of December 31, 2005, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of each Portfolio can be found in Schedule B attached hereto.

Trustee Ownership of Portfolio Shares

The dollar range of equity securities beneficially owned by each Trustee and nominee as of December 31, 2005 (i) in each underlying fund of the Trust and (ii) on an aggregate basis, in all portfolios of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and the Trust overseen by the Trustees and Nominees can be found in Schedule C attached hereto.

The term “beneficial ownership” is as defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based on statements furnished to the Trust by the existing Trustees and officers of the Trust and/or on the records of the transfer agent of the Trust.

PROPOSAL 2:

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH PORTFOLIO
Introduction

New Investment Advisory Arrangements

The Board, including all the independent Trustees on the Board, has approved Old Mutual Capital as the new investment advisor to each portfolio of the Trust, replacing Liberty Ridge Capital, Inc. (“Liberty Ridge”). Old Mutual Capital is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”). OMUSH is located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116. This appointment will become effective upon shareholder approval of a new management agreement between the Trust and Old Mutual Capital (the “New Management Agreement”), which agreement has been approved by the Board. A form of the New Management Agreement is attached to this Proxy Statement as Exhibit A and the following discussion is qualified in its entirety by reference to the attached form of agreement.

Interim Investment Advisory Arrangement

In order to avoid disruption of the Portfolios’ investment management program while shareholder approval of the New Management Agreement is sought, the Board approved an interim advisory agreement with Old Mutual Capital (“Interim Advisory Agreement”) pursuant to which Old Mutual Capital will provide advisory services to each Portfolio. The Interim Advisory Agreement commenced on January 1, 2006 (the “Commencement Date”). The Interim Advisory Agreement will remain in effect for each Portfolio for a period that will expire on the earlier of: (i) the date on which the shareholders of the Portfolio approve the New Management Agreement with Old Mutual Capital; or (ii) 150 days after the Commencement Date. Prior to the Commencement Date, an investment advisory agreement was in place between the Portfolios and Liberty Ridge (the “Former Investment Advisory Agreement”), which was last submitted to shareholders for approval on January 25, 2001. In light of the new advisory arrangements, the Board did not renew the Former Investment Advisory Agreement upon its expiration on December 31, 2005. It was therefore automatically terminated on that date.

Description of the New Management Agreement with Old Mutual Capital

With respect to advisory services, the New Management Agreement obligates Old Mutual Capital to: (i) provide a program of continuous investment management for the Portfolios in accordance with each Fund’s investment objectives, policies and limitations; (ii) make investment decisions for the Portfolios; and (iii) place orders to purchase and sell securities for each Portfolio, subject to the Board’s supervision. These services were previously performed for the Portfolios by Liberty Ridge under the Former Investment Advisory Agreement.

The other provisions of the New Management Agreement are also identical in all material respects to the Former Investment Advisory Agreement, except for the following: (i) the New Management Agreement obligates Old Mutual Capital to perform certain additional legal and compliance services and oversight services with respect to sub-advisors retained by the Trust; (ii) the New Management Agreement obligates Old Mutual Capital to perform certain services that were previously performed for the Portfolios by Old Mutual Fund Services, an affiliate of Old Mutual Capital, under a separate administrative services agreement; (iii) the combined investment management fees and administrative services fees have been reduced from the combined investment management fees and administrative services fees paid by the Portfolios under the Former Investment Advisory Agreement and Former Administrative Services Agreement (defined below); (iv) the New Management Agreement provides that to the extent that Old Mutual Capital defers advisory fees or absorbs operating expenses of a Portfolio, Old Mutual Capital may seek payment of such deferred fees or reimbursement of such absorbed expenses within three (3) fiscal years after the fiscal year in which fees were deferred or expenses absorbed, subject to the terms of a separate expense limitation agreement; (v) the New Management Agreement includes certain limitations on the liability of Old Mutual Capital with respect to it providing the administrative services; and (vi) the term of the New Management Agreement has changed. Each of these changes is described more fully in the following paragraphs.

Legal and Compliance Services

The New Management Agreement obligates Old Mutual Capital to provide the following legal and compliance services: (i) administering the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, including portfolio valuation procedures, expense allocation procedures, personal trading procedures and the Trust’s Code of Ethics; (ii) evaluating, on behalf of the Trust, the effectiveness of the compliance programs of the Trust’s other service providers; (iii) developing and preparing agendas, proposals, presentations and materials for meetings of the Board or committees thereof; (iv) preparing, reviewing and/or filing regulatory reports, including without limitation, the Trust’s registration statement, prospectuses and statements of additional information and any supplements thereto; (v) preparing shareholder reports and other shareholder communications, proxy statements, and corporate reports required of the various states in which the Trust does business; (vi) drafting, reviewing and negotiating selling and/or servicing agreements; (vii) developing Portfolio polices and procedures for consideration by the Board; (viii) conducting an annual review of the Trust’s fidelity bond coverage and Trustees’ and Officer’s/Errors and Omissions insurance coverage for the Trustees and officers of the Trust; (ix) keeping the Trust and the Board informed of developments materially affecting each Portfolio’s investments; and (x) furnishing such periodic and special reports as the Trustees may reasonably request regarding each Portfolio. The New Management Agreement also requires Old Mutual Capital to oversee the sub-advisors employed to provide investment advisory services to the Portfolios, including overseeing the investment decisions of each of the sub-advisors and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by the sub-advisors, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars.

Administrative Services

The New Management Agreement obligates Old Mutual Capital to perform the administrative services that were previously provided to the Portfolios by Old Mutual Fund Services, an affiliate of Old Mutual Capital under an administrative services agreement (the “Former Administrative Services Agreement”). During the fiscal year ended December 31, 2005, the Trust paid to Old Mutual Fund Services aggregate fees for administrative services totaling $639,792. These services include: (i) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding sub-advisors; (ii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust’s accounting policies and procedures; (iii) assisting in developing, implementing and monitoring the Trust’s use of automated systems for purchase, sale, redemption and transfer of the Portfolios’ shares and the payment of sales charges and services fees; (iv) responding to all inquiries from Portfolio shareholders or otherwise answering communications from Portfolio shareholders if such inquiries or communications are directed to Old Mutual Capital; and (v) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board may reasonably request.

The New Management Agreement requires Old Mutual Capital to pay its overhead and employee costs and the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust. The New Management Agreement provides that Old Mutual Capital is not responsible for other expenses of operating the Trust (these expenses include, but are not limited to, organization and certain offering expenses, legal expenses, auditing and accounting expenses, interest expenses, taxes and governmental fees and custodial expenses).

Investment Management Fees

For its services under the New Management Agreement, Old Mutual Capital is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the percentage of each Portfolio’s average daily net assets as indicated in the first column of the chart below. The third column of the chart below indicates the aggregate fees, as a percentage of each Portfolio’s average daily net assets, that each Portfolio paid under its Former Investment Advisory Agreement and Former Administrative Services Agreement.

					Percentage Difference
					Between Dollar
					Amount of Aggregate
		Dollar Amount of			Fees Paid for Advisory
		Fees the Portfolio		Dollar Amount of	and Administrative
		Would Have Paid		Prior Aggregate	Services During the
	Proposed	Old Mutual Capital	Prior Aggregate	Fees Paid For	Last Fiscal Year
	Management	During the Last	Fees Paid For	Advisory and	and the Amount the
	Fee (inclusive of	Fiscal Year Under	Advisory and	Administrative	Portfolio Would
	administrative	the Proposed	Administrative	Services During the	Have Paid Under the
Portfolio	services)	Management Fee	Services	Last Fiscal Year	Proposed Management Fee

Old Mutual Columbus Circle Technology and Communications Portfolio	0.95%	1,129,810	0.9727%	1,156,807	(2)%
Old Mutual Growth II Portfolio	0.825%	384,644	0.9727%	453,506	(15)%
Old Mutual Large Cap Growth Portfolio	0.85%	227,516	0.8727%	233,592	(3)%
Old Mutual Large Cap Growth Concentrated Portfolio	0.90%	780,285	0.9727%	843,314	(7)%
Old Mutual Mid-Cap Portfolio	0.95%	468,881	0.9727%	480,085	(2)%
Old Mutual Select Value Portfolio	0.75%	425,493	0.7727%	438,371	(3)%
Old Mutual Small Cap Growth Portfolio	0.95%	35,152	0.9727%	35,992	(2)%
Old Mutual Small Cap Portfolio	1.10%	1,458,850	1.1227%	1,488,956	(2)%

Under the New Management Agreement, Old Mutual Capital has also agreed to fee breakpoints at lower asset levels than the current fee breakpoints. Advisory fee breakpoints are triggered once a Portfolio reaches $300 million in assets. For assets between $0 and $300 million, management fees will be charged at their current levels (base level). Once assets of any Portfolio exceed $300 million, the management fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio’s assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.30% reduction in total. The fee breakpoints under the Former Investment Advisory Agreement were not triggered until a Portfolio reached $1 billion in assets.

Old Mutual Capital also provides investment advisory services to the following series portfolios of Old Mutual Advisor Funds II, each of which has a similar investment objective to its similarly named counterpart in the Trust (except for Old Mutual Select Value Portfolio, whose counterpart is Old Mutual Large Cap Fund, and Old Mutual Small Cap Growth Portfolio, whose counterpart is Old Mutual Emerging Growth Fund), under an interim investment management agreement: Old Mutual Columbus Circle Technology & Communications Fund ($232 million under management as of January 26, 2006), Old Mutual Growth Fund ($662 million under management as of January 26, 2006), Old Mutual Large Cap Growth Fund ($119 million under management as of January 26, 2006), Old Mutual Large Cap Growth Concentrated Fund ($148 million under management as of January 26, 2006), Old Mutual Mid-Cap Fund ($431 million under management as of January 26, 2006), Old Mutual Large Cap Fund ($91 million under management as of January 26, 2006), Old Mutual Emerging Growth Fund ($176 million under management as of January 26, 2006) and Old Mutual Small Cap Fund ($51 million under management as of January 26, 2006). For each fund other than the Old Mutual Small Cap Fund, Old Mutual Capital receives the same fee rate for investment management services as it receives for such fund’s counterpart in the Trust. For the Old Mutual Small Cap Fund, Old Mutual Capital receives a fee of 1.00% of the fund’s average daily net assets. Old Mutual Capital has also entered into an expense limitation agreement with Old Mutual Advisor Funds II for each of its series portfolios. The interim investment management agreement and expense limitation agreement contain similar provisions regarding breakpoints and fee limitations to those applicable under the New Management Agreement and Expense Limitation Agreement (defined below).

Expense Limitations

In the interest of limiting the expenses of the Portfolios, Old Mutual Capital has voluntarily entered into a three year contractual expense limitation agreement with the Trust (“Expense Limitation Agreement”) on behalf of the Portfolios that reduces the expense limits previously in place for most of the Portfolios. The prior expense limitations were one year contractual arrangements. Under the new expense limitations, Old Mutual Capital has agreed to limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (exclusive of interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses not incurred in the ordinary course of the Portfolios’ business (the “Excluded Expenses”)). The following table compares the new expense limitations with the expense limitations previously in effect.

		Previous
	Expense	Expense
Portfolio	Limitation	Limitation

Old Mutual Growth II Portfolio	1.04%	1.20%
Old Mutual Large Cap Growth Portfolio	0.96%	1.10%
Old Mutual Mid-Cap Portfolio	0.99%	1.20%
Old Mutual Large Cap Growth Concentrated Portfolio	0.89%	1.00%
Old Mutual Select Value Portfolio	0.945%	1.20%
Old Mutual Small Cap Growth Portfolio	1.07%	1.20%
Old Mutual Small Cap Portfolio	1.02%	1.20%
Old Mutual Columbus Circle Technology and Communications Portfolio	0.85%	1.20%

Reimbursement by the Portfolios of the advisory fees limited and other expenses paid by Old Mutual Capital pursuant to the Expense Limitation Agreement may be made at a later date, but not longer than three fiscal years after the fiscal year in which the expenses were limited, when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Portfolio (exclusive of the Excluded Expenses) to exceed the Portfolio’s specified expense limit listed above. Previously, the recovery period extended only two fiscal years after the fiscal year in which the expenses were limited. No reimbursement by a Portfolio will be made unless: (i) the Portfolio’s assets exceed $75 million; (ii) the Portfolio’s total annual expense ratio (exclusive of the Excluded Expenses) is less than the Portfolio’s specified expense limit listed above; and (iii) the payment of such reimbursement was approved by the Board.

For purposes of calculating the extent to which advisory fees are limited or other expenses are reimbursed, the Trust and Old Mutual Capital will look to compensation payable under the New Management Agreement. Old Mutual Capital will not seek reimbursement of fees waived or expenses reimbursed by the Trust’s former investment adviser, Liberty Ridge. The sub-advisors to certain Portfolios have agreed to share in the expense limitations described above, as described in proposals 3(a) through 3(g).

Limitations on Liability

The New Management Agreement provides certain limitations on Old Mutual Capital’s liability, but also provides that Old Mutual Capital shall not be protected against any liability to the Trust, the Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties relating to any services performed thereunder. This liability standard is consistent with the liability standard in the Former Investment Advisory Agreement.

With respect to administrative services provided by Old Mutual Capital under the New Management Agreement, as long as Old Mutual Capital acts in good faith and with due diligence and without negligence, the Trust is obligated to indemnify Old Mutual Capital and hold it harmless from and against any and all actions, suits, and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses, and liabilities (including reasonable investigation expenses) arising directly or indirectly out of such administrative services. This obligation includes the obligation to advance reasonable defense expenses to Old Mutual Capital. In turn, Old Mutual Capital is obligated to indemnify the Trust, its Trustees and officers and hold them harmless from and against any and all actions, suits, and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses, and liabilities (including reasonable investigation expenses) arising directly or indirectly out of the administrative services rendered to the Trust under the New Management Agreement and arising or based upon the willful misfeasance, bad faith, or negligence of Old Mutual Capital, its directors, officers, employees, and agents in providing administrative services to the Trust.

Continuance and Renewals

The continuance of the New Management Agreement after December 31, 2006 must be specifically approved at least annually: (i) by the Board or by vote of a majority of each Portfolio’s outstanding voting securities; and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Management Agreement may be terminated: (i) at any time without the payment of any penalty by a Portfolio upon the vote of a majority of the Trustees or by vote of the majority of the Portfolio’s outstanding voting securities upon 60 days’ written notice to Old Mutual Capital; or (ii) by Old Mutual Capital at any time without penalty upon 60 days’ written notice to the Portfolio. The New Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Information About Old Mutual Capital

Old Mutual Capital, located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, was organized in 2004 and is a wholly-owned subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm (“Old Mutual”). Old Mutual is located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG United Kingdom. Since 2004, Old Mutual Capital has been the investment advisor to the Old Mutual Advisor Funds, an affiliated mutual fund company. Old Mutual Capital has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement. As of January 1, 2006, Old Mutual Capital held discretionary management authority with respect to approximately $4.4 billion in assets. Schedule D contains a list of Old Mutual Capital’s officers and directors.

Trustees’ Considerations and Recommendations

The Trustees’ Consideration and Recommendations regarding the New Management Agreement can be found in Appendix A of this Proxy Statement.

INTRODUCTION TO PROPOSALS 3(a) THROUGH 3(g)

New Sub-Advisors — Proposals 3(a) through 3(g)

Old Mutual Capital has appointed the sub-advisors identified below (each, a “Sub-Advisor” and together, the “Sub-Advisors”) to provide portfolio management services to the Portfolio or Portfolios indicated below, subject to the supervision of Old Mutual Capital as each Portfolio’s investment advisor. Liberty Ridge previously provided portfolio management services to each of these Portfolios under the Former Investment Advisory Agreement. These appointments will become effective upon shareholder approval of new investment sub-advisory agreements between the Trust, Old Mutual Capital and each of the Sub-Advisors, which agreements have been approved by the Board.

Old Mutual Capital has appointed two or more Sub-Advisors to co-manage certain of the Portfolios, as described under Proposals 3(a) through 3(g).

Portfolio	Sub-Advisor

Old Mutual Small Cap Growth Portfolio	Copper Rock Capital Partners LLC (“Copper Rock”)
Old Mutual Mid-Cap Portfolio	Liberty Ridge
Old Mutual Small Cap Portfolio	Liberty Ridge and Eagle Asset Management Inc. (“Eagle”), each co-managing the Portfolio’s assets.
Old Mutual Large Cap Growth Portfolio	CastleArk Management, LLC (“CastleArk”) and Turner Investment Partners, Inc. (“Turner”), each co-managing the Portfolio’s assets.
Old Mutual Large Cap Growth Concentrated Portfolio	CastleArk and Turner, each co-managing the Portfolio’s assets.
Old Mutual Select Value Portfolio	Liberty Ridge
Old Mutual Growth II Portfolio	Munder Capital Management (“Munder”) and Turner, each co-managing the Portfolio’s assets.
Old Mutual Columbus Circle Technology and Communications Portfolio	Columbus Circle Investors (‘‘Columbus Circle”)

Interim Sub-Advisory Arrangements

In order to avoid disruption of the Portfolios’ investment management program while shareholder approval of a new sub-advisory agreement with each Sub-Advisor is sought, the Board approved an interim sub-advisory agreement with each Sub-Advisor (the “Interim Sub-Advisory Agreements”), pursuant to which each Sub-Advisor will provide portfolio management services to the Portfolio or Portfolios for which it acts as sub-advisor. The Interim Sub-Advisory Agreements commenced on the Commencement Date. The Interim Sub-Advisory Agreements will remain in effect for each Portfolio for a period that will expire on the earlier of: (i) the date on which the shareholders of the Portfolio approve a new management agreement with Old Mutual Capital and a new sub-advisory agreement with its sub-advisor; or (ii) 150 days after the Commencement Date.

PROPOSAL 3a:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH LIBERTY RIDGE CAPITAL, INC.

Introduction

The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement with Liberty Ridge (the “Liberty Ridge Sub-Advisory Agreement”) for each of Old Mutual Select Value Portfolio, Old Mutual Mid-Cap Portfolio and Old Mutual Small Cap Portfolio (the “Liberty Ridge Sub-Advised Portfolios”). A form of the Liberty Ridge Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the discussion contained herein regarding the Liberty Ridge Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement. Prior to the Commencement Date, all investment advisory services for these Portfolios were provided by Liberty Ridge.

With respect to the Old Mutual Select Value Portfolio and Old Mutual Mid-Cap Portfolio, Old Mutual Capital has appointed Liberty Ridge as the sole portfolio manager for the Portfolios. With respect to the Old Mutual Small Cap Portfolio, Old Mutual Capital has appointed Liberty Ridge as one of two co-portfolio managers of the Portfolio, each of which will manage a portion of the Portfolio’s assets designated by Old Mutual Capital.

Description of the Liberty Ridge Sub-Advisory Agreement

Services and Expenses

The Liberty Ridge Sub-Advisory Agreement obligates Liberty Ridge to: (i) manage the investment operations and composition of the Liberty Ridge Sub-Advised Portfolios’ investment portfolios, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objective, policies and restrictions as stated in such Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of each Liberty Ridge Sub-Advised Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with each Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Liberty Ridge Sub-Advised Portfolio’s Registration Statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Liberty Ridge Sub-Advised Portfolios with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Liberty Ridge Sub-Advisory Agreement, Liberty Ridge is entitled to receive from Old Mutual Capital a sub-advisory fee, based on each Portfolio’s average daily net assets managed by Liberty Ridge, at the following rates: 0.40% for Old Mutual Select Value Portfolio, 0.60% for Old Mutual Mid-Cap Portfolio and 0.75% for Old Mutual Small Cap Portfolio, with each fee being net of 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (which include fees paid to intermediaries for administration, recordkeeping and similar services) limited, reimbursed or paid by Old Mutual Capital. In addition, the sub-advisory fee for each of these Portfolios will be reduced by 100% of any fee breakpoints, as described in the “Description of the New Management Agreement with Old Mutual Capital — Investment Management Fees” section of Proposal 2 of this proxy statement. Liberty Ridge does not receive any sub-advisory fees directly from the Liberty Ridge Sub-Advised Portfolios under the Liberty Ridge Sub-Advisory Agreement.

Liberty Ridge also provides investment advisory services to the following series portfolios of Old Mutual Advisor Funds II, each of which has a similar investment objective to its similarly named counterpart in the Trust (except for Old Mutual Large Cap Fund, whose counterpart in the Trust is Old Mutual Select Value Portfolio), under an interim investment sub-advisory agreement: Old Mutual Large Cap Fund (approximately $95 million under management as of December 31, 2005), Old Mutual Mid-Cap Fund (approximately $421 million under management as of December 31, 2005) and Old Mutual Small Cap Fund (approximately $52 million under management as of December 31, 2005). For each fund, Liberty Ridge receives the same fee rate for investment sub-advisory services as it receives for such fund’s counterpart in the Trust. Similar fee limitation sharing provisions as described above are included in Liberty Ridge’s sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The Liberty Ridge Sub-Advisory Agreement provides certain limitations on Liberty Ridge’s liability, but also provides that Liberty Ridge shall not be protected against any liability to the Liberty Ridge Sub-Advised Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Liberty Ridge Sub-Advisory Agreement after December 31, 2006 must be specifically approved for each Liberty Ridge Sub-Advised Portfolio at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the relevant Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Liberty Ridge Sub-Advisory Agreement may be terminated: (i) by the relevant Portfolio, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the relevant Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Liberty Ridge at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Liberty Ridge Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Consultation With Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Liberty Ridge Sub-Advisory Agreement prohibits Liberty Ridge from consulting with the following entities concerning transactions for the Liberty Ridge Sub-Advised Portfolios in securities or other assets: (i) other sub-advisors to the Liberty Ridge Sub-Advised Portfolios; (ii) other sub-advisors to any Portfolio; and (iii) other sub-advisors to a portfolio under common control with the Liberty Ridge Sub-Advised Portfolios. This restriction will provide Liberty Ridge greater investment flexibility in managing the Liberty Ridge Sub-Advised Portfolios by permitting the purchase of securities issued by other sub-advisors to the Portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information About Liberty Ridge

Liberty Ridge, located at 1400 Liberty Ridge Drive, Wayne, PA 19087, is currently the sub-advisor for the Liberty Ridge Sub-Advised Portfolios, subject to the supervision of Old Mutual Capital. Liberty Ridge is an affiliate of Old Mutual Capital and OMUSH. Founded in 1982, Liberty Ridge managed over $1.1 billion in assets as of December 31, 2005 for institutional accounts (which may include pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies). Schedule E contains a list of the directors and officers of Liberty Ridge.

Trustees’ Consideration and Recommendations

The Trustees’ consideration and recommendations regarding the Liberty Ridge Sub-Advisory Agreement can be found in Appendix A of this Proxy Statement.

PROPOSAL 3b:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH EAGLE ASSET MANAGEMENT, INC.

Introduction

The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement with Eagle Asset Management, Inc. (“Eagle”) for Old Mutual Small Cap Portfolio (the “Eagle Sub-Advisory Agreement”). Prior to the Commencement Date, all investment advisory services for the Old Mutual Small Cap Portfolio were provided by Liberty Ridge. A form of the Eagle Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the discussion contained herein regarding the Eagle Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement.

Old Mutual Capital has appointed Eagle as one of two co-portfolio managers of the Old Mutual Small Cap Portfolio, each of which will manage a portion of the Portfolio’s assets designated by Old Mutual Capital.

Description of the Eagle Sub-Advisory Agreement

Services and Expenses

The Eagle Sub-Advisory Agreement obligates Eagle to: (i) manage the investment operations and composition of Old Mutual Small Cap Portfolio’s investment portfolio, including the purchase, retention and disposition thereof in accordance with the Portfolio’s investment objective, policies and restrictions as stated in the Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of the Old Mutual Small Cap Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with the Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Old Mutual Small Cap Portfolio’s Registration Statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Old Mutual Small Cap Portfolio with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Eagle Sub-Advisory Agreement, Eagle is entitled to receive from Old Mutual Capital a sub-advisory fee, based on Old Mutual Small Cap Portfolio’s average daily net assets managed by Eagle, at a rate of 0.75%, net of 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (which include fees paid to intermediaries for administration, recordkeeping and similar services) limited, reimbursed or paid by Old Mutual Capital. In addition, the sub-advisory fee for each of these Portfolios will be reduced by 100% of any fee breakpoints, as described in the “Description of the New Management Agreement with Old Mutual Capital — Investment Management Fees” section of Proposal 2 of this proxy statement. Eagle does not receive any sub-advisory fees directly from the Old Mutual Small Cap Portfolio under the Eagle Sub-Advisory Agreement.

Eagle also provides investment advisory services to the Old Mutual Small Cap Fund (approximately $52 million under management as of December 31, 2005), a series portfolio of Old Mutual Advisor Funds II, which has a similar investment objective to Old Mutual Small Cap Portfolio, under an interim investment sub-advisory agreement. Eagle receives the same fee rate for investment sub-advisory services as it receives for services to the Old Mutual Small Cap Portfolio. Similar fee limitation sharing provisions as described above are included in Eagle’s sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The Eagle Sub-Advisory Agreement provides certain limitations on Eagle’s liability, but also provides that Eagle shall not be protected against any liability to the Old Mutual Small Cap Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Eagle Sub-Advisory Agreement after December 31, 2006 must be specifically approved for the Old Mutual Small Cap Portfolio at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Eagle Sub-Advisory Agreement may be terminated: (i) by the Portfolio, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Eagle at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Eagle Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Consultation With Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Eagle Sub-Advisory Agreement prohibits Eagle from consulting with the following entities concerning transactions for the Old Mutual Small Cap Portfolio in securities or other assets: (i) other sub-advisors to the Old Mutual Small Cap Portfolio; (ii) other sub-advisors to any Portfolio; and; (iii) other sub-advisors to a portfolio under common control with the Old Mutual Small Cap Portfolio. This restriction will provide Eagle greater investment flexibility in managing the Old Mutual Small Cap Portfolio by permitting the purchase of securities issued by other sub-advisors to the Portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information About Eagle

Eagle is a Florida corporation located at 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle manages and supervises the investment of its portion of the assets for the Eagle Sub-Advised Portfolios on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients (in general, smaller accounts of individuals, IRA’s, trusts and employee benefit plans) and institutional clients (in general, larger accounts of corporate pension plans, public Portfolios, foundations and other tax-exempt entities and registered investment companies). As of December 31, 2005, Eagle held discretionary management authority with respect to approximately $11.6 billion in assets. Schedule E contains a list of the directors and officers of Eagle.

Trustees’ Consideration and Recommendations

The Trustees’ consideration and recommendations regarding the Eagle Sub-Advisory Agreement can be found in Appendix A of this Proxy Statement.

PROPOSAL 3c:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH TURNER INVESTMENT PARTNERS, INC.

Introduction

The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement (the “Turner Sub-Advisory Agreement”) with Turner Investment Partners, Inc. (“Turner”) for each of Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Growth II Portfolio (the “Turner Sub-Advised Portfolios”). Prior to the Commencement Date, all investment advisory services for these Portfolios were provided by Liberty Ridge. A form of the Turner Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the discussion contained herein regarding the Turner Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement.

Old Mutual Capital has appointed Turner as one of two co-portfolio managers for the Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Growth II Portfolio, each of which will manage a portion of the Portfolio’s assets designated by Old Mutual Capital.

Description of the Turner Sub-Advisory Agreement

Services and Expenses

The Turner Sub-Advisory Agreement obligates Turner to: (i) manage the investment operations and composition of the Turner Sub-Advised Portfolios’ investment portfolios, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objective, policies and restrictions as stated in such Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of each Turner Sub-Advised Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with each Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Turner Sub-Advised Portfolio’s Registration Statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Turner Sub-Advised Portfolios with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Turner Sub-Advisory Agreement, Turner is entitled to receive from Old Mutual Capital a sub-advisory fee, based on the Turner Sub-Advised Portfolio’s average daily net assets managed by Turner, at the following rates: 0.50% for Old Mutual Large Cap Growth Portfolio and 0.55% for Old Mutual Large Cap Growth Concentrated Portfolio, with each fee being net of 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (which include fees paid to intermediaries for administration, recordkeeping and similar services) limited, reimbursed or paid by Old Mutual Capital, and 0.475% for Old Mutual Growth II Portfolio (not subject to any sharing of limitations or reimbursement payments by Old Mutual Capital). In addition, the sub-advisory fee for the Old Mutual Large Cap Growth Portfolio and the Old Mutual Large Cap Growth Concentrated Portfolio will be reduced by 100% of any fee breakpoints, as described in the “Description of the New Management Agreement with Old Mutual Capital — Investment Management Fees” section of Proposal 2 of this proxy statement. Old Mutual Capital absorbs 100% of any such fee breakpoints for the Old Mutual Growth II Portfolio. Turner does not receive any sub-advisory fees directly from the Turner Sub-Advised Portfolios under the Turner Sub-Advisory Agreement.

Turner also provides investment advisory services to the following series portfolios of Old Mutual Advisor Funds II, each of which has a similar investment objective to its similarly named counterpart in the Trust, under an interim investment sub-advisory agreement: Old Mutual Large Cap Growth Fund (approximately $122 million under management as of December 31, 2005), Old Mutual Large Cap Growth Concentrated Fund (approximately $148 million under management as of December 31, 2005) and Old Mutual Growth Fund (approximately $650 million under management as of December 31, 2005). For each fund, Turner receives the same fee rate for investment sub-advisory services as it receives for services to such fund’s counterpart in the Trust. Similar fee limitation sharing provisions as described above are included in Turner’s sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The Turner Sub-Advisory Agreement provides certain limitations on Turner’s liability, but also provides that Turner shall not be protected against any liability to the Turner Sub-Advised Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Turner Sub-Advisory Agreement after December 31, 2006 must be specifically approved for the Turner Sub-Advised Portfolios at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the relevant Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Turner Sub-Advisory Agreement may be terminated: (i) by the relevant Portfolio, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the relevant Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Turner at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Turner Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Consultation With Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Turner Sub-Advisory Agreement prohibits Turner from consulting with the following entities concerning transactions for the Turner Sub-Advised Portfolios in securities or other assets: (i) other sub-advisors to the Turner Sub-Advised Portfolios; (ii) other sub-advisors to any Portfolio; and (iii) other sub-advisors to a portfolio under common control with the Turner Sub-Advised Portfolios. This restriction will provide Turner greater investment flexibility in managing the Turner Sub-Advised Portfolios by permitting the purchase of securities issued by other sub-advisors to the Portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information About Turner

Turner is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner manages and supervises the investment of its portion of the assets for the Turner Sub-Advised Funds on a discretionary basis, subject to the supervision of Old Mutual Capital. As of December 31, 2005, Turner held discretionary management authority with respect to approximately $18.3 billon in assets for institutional and individual accounts. Schedule E contains a list of the directors and officers of Turner.

Trustees’ Consideration and Recommendations

The Trustees’ consideration and recommendations regarding the Turner Sub-Advisory Agreement can be found in Appendix A of this Proxy Statement.

PROPOSAL 3d:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH CASTLEARK MANAGEMENT, LLC

Introduction

The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement (the “CastleArk Sub-Advisory Agreement”) with CastleArk Management, LLC (“CastleArk”) for each of Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio (the “CastleArk Sub-Advised Portfolios”). Prior to the Commencement Date, all investment advisory services for these Portfolios were provided by Liberty Ridge. A form of the CastleArk Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the discussion contained herein regarding the CastleArk Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement.

Old Mutual Capital has appointed CastleArk as one of two co-portfolio managers for the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio, each of which will manage a portion of the Portfolio’s assets designated by Old Mutual Capital.

Description of the CastleArk Sub-Advisory Agreement

Services and Expenses

The CastleArk Sub-Advisory Agreement obligates CastleArk to: (i) manage the investment operations and composition of the CastleArk Sub-Advised Portfolios’ investment portfolios, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objective, policies and restrictions as stated in such Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of each CastleArk Sub-Advised Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with each Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each CastleArk Sub-Advised Portfolio’s Registration Statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the CastleArk Sub-Advised Portfolios with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the CastleArk Sub-Advisory Agreement, CastleArk is entitled to receive from Old Mutual Capital a sub-advisory fee, based on each Portfolio’s average daily net assets managed by CastleArk, at the following rates: 0.50% for Old Mutual Large Cap Growth Portfolio and 0.55% for Old Mutual Large Cap Growth Concentrated Portfolio, with each fee being net of 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (which include fees paid to intermediaries for administration, recordkeeping and similar services) limited, reimbursed or paid by Old Mutual Capital. In addition, the sub-advisory fee for each of these Portfolios will be reduced by 100% of any fee breakpoints, as described in the “Description of the New Management Agreement with Old Mutual Capital-Investment Management Fees” section of Proposal 2 of this proxy statement.

CastleArk does not receive any sub-advisory fees directly from the CastleArk Sub-Advised Portfolios under the CastleArk Sub-Advisory Agreement.

CastleArk also provides investment advisory services to the following series portfolios of Old Mutual Advisor Funds II, each of which has a similar investment objective to its similarly named counterpart in the

Trust, under an interim investment sub-advisory agreement: Old Mutual Large Cap Growth Fund (approximately $122 million under management as of December 31, 2005) and Old Mutual Large Cap Growth Concentrated Fund (approximately $148 million under management as of December 31, 2005). For each fund, CastleArk receives the same fee rate for investment sub-advisory services as it receives for services to such fund’s counterpart in the Trust. Similar fee limitation sharing provisions as described above are included in CastleArk’s sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The CastleArk Ridge Sub-Advisory Agreement provides certain limitations on CastleArk’s liability, but also provides that CastleArk shall not be protected against any liability to the CastleArk Sub-Advised Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the CastleArk Sub-Advisory Agreement after December 31, 2006 must be specifically approved for the CastleArk Sub-Advised Portfolios at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the relevant Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The CastleArk Sub-Advisory Agreement may be terminated: (i) by the relevant Portfolio, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the relevant Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by CastleArk at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The CastleArk Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Consultation With Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the CastleArk Sub-Advisory Agreement prohibits CastleArk from consulting with the following entities concerning transactions for the CastleArk Sub-Advised Portfolios in securities or other assets: (i) other sub-advisors to the CastleArk Sub-Advised Portfolios; (ii) other sub-advisors to any Portfolio; and (iii) other sub-advisors to a portfolio under common control with the CastleArk Sub-Advised Portfolios. This restriction will provide CastleArk greater investment flexibility in managing the CastleArk Sub-Advised Portfolios by permitting the purchase of securities issued by other sub-advisors to the Portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information About CastleArk

CastleArk is a Delaware limited liability company located at 1 North Wacker Drive, Suite 2950, Chicago, IL 60606. CastleArk manages and supervises the investment of its portion of the assets for the CastleArk Sub-Advised Funds on a discretionary basis under and Interim Sub-Advisory Agreement, subject to the supervision of OMCAP. CastleArk provides investment management services to institutional and high net worth clients. As of December 31, 2005, CastleArk held discretionary management authority with respect to approximately $1.9 billion in assets. Schedule E contains a list of the directors and officers of CastleArk.

Trustees’ Consideration and Recommendations

The Trustees’ consideration and recommendations regarding the CastleArk Sub-Advisory Agreement can be found in Appendix A of this Proxy Statement.

PROPOSAL 3e:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
WITH MUNDER CAPITAL MANAGEMENT

Introduction

The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement with Munder Capital Management (“Munder”) for Old Mutual Growth II Portfolio (the “Munder Sub-Advisory Agreement”). Prior to the Commencement Date, all investment advisory services for the Old Mutual Growth II Portfolio were provided by Liberty Ridge. A form of the Munder Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the discussion contained herein regarding the Munder Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement.

Old Mutual Capital has appointed Munder as one of two co-portfolio managers for the Old Mutual Growth II Portfolio, each of which will manage a portion of the Portfolio’s assets designated by Old Mutual Capital.

Description of the Munder Sub-Advisory Agreement

Services and Expenses

The Munder Sub-Advisory Agreement obligates Munder to: (i) manage the investment operations and composition of the Old Mutual Growth II Portfolio’s investment portfolio, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objective, policies and restrictions as stated in the Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of the Old Mutual Growth II Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with the Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Old Mutual Growth II Portfolio’s Registration Statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Old Mutual Growth II Portfolio with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Munder Sub-Advisory Agreement, Munder is entitled to receive from Old Mutual Capital a sub-advisory fee, based on Old Mutual Growth II Portfolio’s average daily net assets, at a rate of 0.475%. Old Mutual Capital absorbs 100% of any fee breakpoints, as described in the “Description of the New Management Agreement with Old Mutual Capital - Investment Management Fees” section of Proposal 2 of this proxy statement. Munder does not receive any sub-advisory fees directly from the Old Mutual Growth II Portfolio under the Munder Sub-Advisory Agreement.

Munder also provides investment advisory services to the Old Mutual Growth Fund (approximately $650 million under management as of December 31, 2005), a series portfolio of Old Mutual Advisor Funds II, which has a similar investment objective to the Old Mutual Growth II Portfolio, under an interim investment sub-advisory agreement. Munder receives the same fee rate for investment sub-advisory services to both funds. Similar fee limitation sharing provisions as described above are included in Munder’s sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The Munder Sub-Advisory Agreement provides certain limitations on Munder’s liability, but also provides that Munder shall not be protected against any liability to the Old Mutual Growth II Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Munder Sub-Advisory Agreement after December 31, 2006 must be specifically approved for the Old Mutual Growth II Portfolio at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Munder Sub-Advisory Agreement may be terminated: (i) by the Portfolio, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Munder at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Munder Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Consultation With Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Munder Sub-Advisory Agreement prohibits Munder from consulting with the following entities concerning transactions for the Old Mutual Growth II Portfolio in securities or other assets: (i) other sub-advisors to the Old Mutual Growth II Portfolio; (ii) other sub-advisors to any Portfolio; and (iii) other sub-advisors to a portfolio under common control with the Old Mutual Growth II Portfolio. This restriction will provide Munder greater investment flexibility in managing the Old Mutual Growth II Portfolio by permitting the purchase of securities issued by other sub-advisors to the Portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information About Munder

Munder is a Delaware General Partnership located at 480 Pierce Street, Birmingham, MI 48009. Munder manages and supervises the investment of its portion of the assets of Old Mutual Growth II Portfolio on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder furnishes investment advisory services to clients on a discretionary basis and serves as subadvisor to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. As of December 31, 2005, Munder held discretionary management authority with respect to approximately $41.7 billion in assets. Schedule E contains a list of the directors and officers of Munder.

Trustees’ Consideration and Recommendations

The Trustees’ consideration and recommendations regarding the Munder Sub-Advisory Agreement can be found in Appendix A of this Proxy Statement.

PROPOSAL 3f:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH
COPPER ROCK CAPITAL PARTNERS LLC

Introduction

The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement with Copper Rock Capital Partners LLC (“Copper Rock”) for Old Mutual Small Cap Growth Portfolio (the “Copper Rock Sub-Advisory Agreement”). Prior to the Commencement Date, all investment advisory services for the Old Mutual Small Cap Growth Portfolio were provided by Liberty Ridge. A form of the Copper Rock Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the discussion contained herein regarding the Copper Rock Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement.

Description of the Copper Rock Sub-Advisory Agreement

Services and Expenses

The Copper Rock Sub-Advisory Agreement obligates Copper Rock to: (i) manage the investment operations and composition of Old Mutual Small Cap Growth Portfolio’s investment portfolio, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objective, policies and restrictions as stated in the Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of the Old Mutual Small Cap Growth Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with the Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Old Mutual Small Cap Growth Portfolio’s Registration Statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Old Mutual Small Cap Growth Portfolio with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock is entitled to receive from Old Mutual Capital a sub-advisory fee, based on Old Mutual Small Cap Growth Portfolio’s average daily net assets, at a rate of 0.60%, net of 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (which include fees paid to intermediaries for administration, recordkeeping and similar services) limited, reimbursed or paid by Old Mutual Capital. In addition, the sub-advisory fee for each of these Portfolios will be reduced by 100% of any fee breakpoints, as described in the “Description of the New Management Agreement with Old Mutual Capital — Investment Management Fees” section of Proposal 2 of this proxy statement. Copper Rock does not receive any sub-advisory fees directly from the Old Mutual Small Cap Growth Portfolio under the Copper Rock Sub-Advisory Agreement.

Copper Rock also provides investment advisory services to the Old Mutual Emerging Growth Fund (approximately $171 million under management as of December 31, 2005), a series portfolio of Old Mutual Advisor Funds II, which has a similar investment objective to Old Mutual Small Cap Growth Portfolio, under an interim investment sub-advisory agreement. Copper Rock receives the same fee rate for investment sub-advisory services as it receives for services to the Old Mutual Small Cap Growth Portfolio. Similar fee limitation sharing provisions as described above are included in Copper Rock’s sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The Copper Rock Sub-Advisory Agreement provides certain limitations on Copper Rock’s liability, but also provides that Copper Rock shall not be protected against any liability to the Old Mutual Small Cap Growth Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Copper Rock Sub-Advisory Agreement after December 31, 2006 must be specifically approved for the Old Mutual Small Cap Growth Portfolio at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Copper Rock Sub-Advisory Agreement may be terminated: (i) by the Portfolio, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Copper Rock at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Copper Rock Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Consultation With Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Copper Rock Sub-Advisory Agreement prohibits Copper Rock from consulting with the following entities concerning transactions for the Old Mutual Small Cap Growth Portfolio in securities or other assets: (i) other sub-advisors to the Old Mutual Small Cap Growth Portfolio; (ii) other sub-advisors to any Portfolio; and (iii) other sub-advisors to a portfolio under common control with the Old Mutual Small Cap Growth Portfolio. This restriction will provide Copper Rock greater investment flexibility in managing the Old Mutual Small Cap Growth Portfolio by permitting the purchase of securities issued by other sub-advisors to the Portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information About Copper Rock

Copper Rock is a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock manages and supervises the investment of its portion of the assets for the Copper Rock Sub-Advised Funds on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is an affiliate of Old Mutual Capital and OMUSH. Copper Rock manages discretionary equity portfolios for institutional accounts. As of January 1, 2006, Copper Rock held discretionary management authority with respect to approximately $370 million in assets. Schedule E contains a list of the directors and officers of Copper Rock.

Trustees’ Consideration and Recommendations

The Trustees’ consideration and recommendations regarding the Copper Rock Sub-Advisory Agreement can be found in Appendix A of this Proxy Statement.

PROPOSAL 3g:

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH
COLUMBUS CIRCLE INVESTORS

Introduction

The Board has approved, subject to shareholder approval, a new investment sub-advisory agreement with Columbus Circle Investors (“Columbus Circle”) for Old Mutual Columbus Circle Technology and Communications Portfolio (the “Columbus Circle Sub-Advisory Agreement”). Prior to the Commencement Date, all investment advisory services for the Old Mutual Columbus Circle Technology and Communications Portfolio were provided by Liberty Ridge. A form of the Columbus Circle Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the discussion contained herein regarding the Columbus Circle Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of sub-advisory agreement.

Description of the Columbus Circle Sub-Advisory Agreement

Services and Expenses

The Columbus Circle Sub-Advisory Agreement obligates Columbus Circle to: (i) manage the investment operations and composition of Old Mutual Columbus Circle Technology and Communications Portfolio’s investment portfolio, including the purchase, retention and disposition thereof in accordance with each Portfolio’s investment objective, policies and restrictions as stated in the Portfolio’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of the Old Mutual Columbus Circle Technology and Communications Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with the Portfolio’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Old Mutual Columbus Circle Technology and Communications Portfolio’s Registration Statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Old Mutual Columbus Circle Technology and Communications Portfolio with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Columbus Circle Sub-Advisory Agreement, Columbus Circle is entitled to receive from Old Mutual Capital a sub-advisory fee, based on Old Mutual Columbus Circle Technology and Communications Portfolio’s average daily net assets, at a rate of 0.60%, net of 50% of any limitations, reimbursement payments (which include fees paid to intermediaries for administration, recordkeeping and similar services), supermarket fees and alliance fees limited, reimbursed or paid by Old Mutual Capital. In addition, the sub-advisory fee for each of these Portfolios will be reduced by 100% of any fee breakpoints, as described in the “Description of the New Management Agreement with Old Mutual Capital — Investment Management Fees” section of Proposal 2 of this proxy statement. Columbus Circle does not receive any sub-advisory fees directly from the Old Mutual Columbus Circle Technology and Communications Portfolio under the Columbus Circle Sub-Advisory Agreement.

Columbus Circle also provides investment advisory services to the Old Mutual Columbus Circle Technology and Communications Fund (approximately $226 million under management as of December 31, 2005), a series portfolio of Old Mutual Advisor Funds II, which has a similar investment objective to Old Mutual Columbus Circle Technology and Communications Portfolio, under an interim investment sub-advisory agreement. Columbus Circle receives the same fee rate for investment sub-advisory services as it receives for services to the Old Mutual Columbus Circle Technology and Communications Fund. Similar fee limitation sharing provisions as described above are included in Columbus Circle’s sub-advisory agreement with Old Mutual Advisor Funds II.

Limitations on Liability

The Columbus Circle Sub-Advisory Agreement provides certain limitations on Columbus Circle’s liability, but also provides that Columbus Circle shall not be protected against any liability to the Old Mutual Columbus Circle Technology and Communications Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Columbus Circle Sub-Advisory Agreement after December 31, 2006 must be specifically approved for the Old Mutual Columbus Circle Technology and Communications Portfolio at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Columbus Circle Sub-Advisory Agreement may be terminated: (i) by the Portfolio, without the payment of any penalty, by the vote of a majority of the trustees or by the vote of a majority of the outstanding voting securities of the Portfolio; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Columbus Circle at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Columbus Circle Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Consultation With Certain Other Entities

In 2003, the Securities and Exchange Commission amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisors from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Columbus Circle Sub-Advisory Agreement prohibits Columbus Circle from consulting with the following entities concerning transactions for the Old Mutual Columbus Circle Technology and Communications Portfolio in securities or other assets: (i) other sub-advisors to the Old Mutual Columbus Circle Technology and Communications Portfolio; (ii) other sub-advisors to any Portfolio; and (iii) other sub-advisors to a portfolio under common control with the Old Mutual Columbus Circle Technology and Communications Portfolio. This restriction will provide Columbus Circle greater investment flexibility in managing the Old Mutual Columbus Circle Technology and Communications Portfolio by permitting the purchase of securities issued by other sub-advisors to the Portfolio s or their affiliates, subject to certain limitations under the 1940 Act.

Information About Columbus Circle

Columbus Circle is a Delaware General Partnership located at Metro Center, One Station Place, Stamford, CT 06902. Columbus Circle manages and supervises the investment of the assets of Old Mutual Columbus Circle Technology and Communications Portfolio on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals, institutional accounts, whether in the form of corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. As of December 31, 2005, Columbus Circle held discretionary management authority with respect to approximately $6.2 billion in assets. Schedule E contains a list of the directors and officers of Columbus Circle.

Trustees’ Consideration and Recommendations

The Trustees’ consideration and recommendations regarding the Columbus Circle Sub-Advisory Agreement can be found in Appendix A of this Proxy Statement.

PROPOSAL 4: APPROVAL OF PROPOSAL TO PERMIT THE PORTFOLIOS’ INVESTMENT
ADVISOR TO HIRE SUB-ADVISORS OR TO MODIFY SUB-ADVISORY
AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

Manager of Mangers Structure

The Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio (together, the “Manager of Managers Funds”) will each be managed as a “manager of managers” fund. That is, the Board or Old Mutual Capital, after consultation with and approval by the Board, will hire unaffiliated sub-advisors for the Manager of Managers Funds, as they deem necessary or appropriate to fulfill each Manager of Managers Funds’ investment mandate.

In making a decision to hire a sub-advisor, the Board and Old Mutual Capital will look at a variety of factors, including without limitation and as applicable, the special skills of the sub-advisor, the sub-advisor’s ability to provide advisory services that are compatible with the investment mandate of the relevant Manager of Managers Fund, the performance of the sub-advisor in managing the Manager of Managers Fund and/or the sub-advisor’s performance in managing other investment accounts with similar investment mandates, the depth and breadth of key investment and other personnel, the compliance infrastructure and capabilities of the sub-advisor, and other relevant factors.

As a manager of managers, the Board and Old Mutual Capital would be permitted to hire sub-advisors to manage the Manager of Managers Funds without seeking the approval of shareholders, provided that such sub-advisors are not affiliated with Old Mutual Capital (“Independent Sub-Advisors”) and the Trust receives an exemptive order from the SEC permitting this practice (the “Exemptive Order”). The Exemptive Order would benefit shareholders by allowing the Board and Old Mutual Capital to replace an underperforming sub-advisor with a new unaffiliated sub-advisor without shareholder approval, thereby eliminating the need for the Trust to hold a costly and time consuming shareholder meeting. The Trust has applied for such an Exemptive Order and although the SEC has granted similar exemptive orders in the past, there can be no assurance that the SEC will grant the Exemptive Order to the Trust. If the Trust is not successful in obtaining the Exemptive Order, the Trust will be required to seek shareholder approval upon the hiring of Independent Sub-Advisors. Whether or not the SEC grants the Exemptive Order, the Board and Old Mutual Capital would seek shareholder approval before hiring a new sub-advisor that is an affiliate of Old Mutual Capital.

For Manager of Managers Funds that employ multiple sub-advisors, Old Mutual Capital will allocate the assets of the Fund according to the Fund’s particular investment mandate. Currently the investment mandate for each of the Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio provides that each sub-advisor will manage between 45% and 55% of the Fund’s assets. Old Mutual Capital will monitor the allocation of assets among the sub-advisors and will re-allocate the Fund’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets will be accomplished by allocating purchase or redemption proceeds to a particular sub-advisor and, if necessary, reallocating cash or securities to a particular sub-advisor. The Old Mutual Columbus Circle Technology and Communications Portfolio currently employs a single sub-advisor, however, the Board and Old Mutual Capital have the ability to appoint additional sub-advisors in the future, although there are no current plans to do so.

You should know that in 2003, the SEC proposed a new “manager of managers” rule, Rule 15a-5 under the 1940 Act (“Rule 15a-5”), which would codify the prior exemptive orders described above. The proposed new rule would permit one or more independent advisors to act as sub-advisors to a mutual fund without shareholder approval. If adopted, the proposed rule would eliminate the need for a fund to obtain an exemptive order before its investment advisor may enter into or amend sub-advisory arrangements with independent sub-advisors without shareholder approval. Like the Exemptive Order, Rule 15a-5, as proposed, would require that the sub-advisors retained to manage a fund without shareholder approval be unaffiliated with the investment advisor, directors and officers of the investment advisor and the fund.

If Rule 15a-5 is adopted, the Board and Old Mutual Capital will comply with the conditions of the Rule prior to engaging a sub-advisor or modifying a sub-advisory agreement without shareholder approval. If Rule 15a-5 is not adopted in the near future, the Trust expects to rely upon its own Exemptive Order, if received. In either case, the Trust must obtain shareholder approval before it implements the manager of managers structure. Because a meeting has been called for purposes of obtaining shareholder approval of the new management and sub-advisory agreements for the Portfolios, the Board of Trustees deemed it advisable to recommend that shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio approve such a manager of managers arrangement at the same time, to avoid the time and expense of holding another shareholder meeting in the future. There can be no assurance that the Trust will obtain the Exemptive Order or that the SEC will adopt Rule 15a-5 permitting the manager of managers structure described above.

Board Recommendation

The Board recommends that the shareholders of the Portfolios vote to approve the proposal to permit Old Mutual Capital to hire Independent Sub-Advisors or modify sub-advisory agreements with such sub-advisors without shareholder approval.

ADDITIONAL INFORMATION

Old Mutual Investment Partners, the Trust’s distributor (the “Distributor”), is located at 4643 South Ulster St., 6th Floor, Denver, Colorado 80237.

Brokerage Commissions

For the fiscal year ended December 31, 2005, none of the Portfolios paid brokerage commissions to brokers affiliated with the Portfolios, Liberty Ridge, Old Mutual Investment Partners or any affiliates of such entities.

Independent Public Accountant

The Trust’s principal accountant is PricewaterhouseCoopers LLP (the “Accountant”). The Accountant has been appointed by the Trust’s Audit Committee, which is comprised entirely of independent Trustees of the Trust. As such, pursuant to Rule 32a-4 under the 1940 Act, as amended, the Portfolios’ shareholders are not being asked at this time to ratify the selection of the Accountant. Representatives of the Accountant will not be present at the Meeting.

The Accountant billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2005			2004
				All fees and
			All other fees and	services to the		All other fees and
	All fees and	All fees and	services to service	Trust that were	All fees and	services to service
	services to the	services to service	affiliates that did	pre-approved or	services to service	affiliates that did
	Trust that were	affiliates that	not require	not subject to	affiliates that	not require
	pre-approved	were pre-approved	pre-approval	pre-approval	were pre-approved	pre-approval
	(In dollars)			(In dollars)

Audit Fees	128,200	N/A	0	121,000	N/A	0
Audit-Related Fees	0	0	0	0	0	0
Tax Fees	0	0	0	0	0	0
All Other Fees	0	0	0	0	0	0
Notes:

The percentage of fees billed applicable to non-audit services pursuant to waiver of the pre-approval requirement were as follows:

	2005	2004

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The aggregate non-audit fees and services billed by the Accountant to the Trust, Old Mutual Capital and any entity controlling, controlled by or under common control with Old Mutual Capital that provides ongoing services to the Trust for the last two fiscal years were $0 and $0 for 2005 and 2004, respectively.

Legal Proceedings

Old Mutual Advisor Funds II, an affiliated person of the Trust, is a defendant in certain class action and shareholder derivative suits that have been consolidated in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the “MDL Litigation”) in the U.S. District Court for the District of Maryland (the “MDL Court”). The designated lead plaintiffs in the MDL Litigation filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: Old Mutual Advisor Funds II; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge (formerly known as Pilgrim Baxter & Associated, Ltd.), Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the 1940 Act; and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorney’s fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: Old Mutual Advisor Funds II (as nominal defendant); the Trustees of Old Mutual Advisor Funds II; Liberty Ridge, Old Mutual Investment Partners, Old Mutual Fund Services and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing Old Mutual Advisor Funds II’s adviser and distributor; rescinding Old Mutual Advisor Funds II’s management and other contracts with Old Mutual Advisor Funds II’s adviser, distributor and other defendants; rescinding Old Mutual Advisor Funds II’s 12b-1 plans; disgorgement of management fees and other compensation paid to Old Mutual Advisor Funds II’s adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorney’s and experts’ fees.

The Old Mutual defendants in the MDL Litigation have filed motions with the MDL Court to dismiss the class action and derivative actions but the MDL Court has not yet ruled on these motions and no schedule has been set for discovery or other pre-trial matters. At this stage of the MDL Litigation, Old Mutual Capital believes that it is too early to assess the likely outcome of the MDL Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the MDL Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the MDL Litigation, neither Old Mutual

Capital nor Liberty Ridge believes that the outcome of the MDL Litigation will materially affect its ability to carry out its duty as investment adviser and sub-adviser, respectively, to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

To the extent that a member of the Board of Trustees of the Trust was a shareholder of one or more of the affected funds of Old Mutual Advisor Funds II during the period covered by the class or derivative actions, the Trustee, along with all other similarly situated shareholders, may have claims against Old Mutual Advisor Funds II as part of the plaintiffs’ class.

Proxy Solicitations and Shareholder Voting Procedures

Shares of the Portfolios are sold only to separate accounts of certain insurance companies (“Separate Accounts”). Separate Accounts, the holders of record of shares of the Portfolios, are required to “pass through” to you, the Contract Holders of the Separate Accounts, the right to vote shares of the Portfolios. The Trust expects that Separate Accounts will solicit voting instructions from their Contract Holders and that insurance companies will vote 100% of the shares of the Portfolios held by their respective Separate Accounts. Separate Accounts will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Voting instructions that are received but left wholly or partially unmarked will be voted in favor of the unmarked Proposal(s). Separate Accounts, as record shareholders of the Portfolios, may adjourn the meeting of shareholders for a period or periods of not more than 120 days in the aggregate if necessary to obtain additional voting instructions from you and other Contract Holders.

The solicitation of proxies, the cost of which will be borne by the Old Mutual Capital, will be made primarily by mail but may also be made by telephone by InvestorConnect, a division of the Altman Group, Inc. (“InvestorConnect), professional proxy solicitors, who will be paid fees and expenses of approximately $100,000. Officers or employees of Old Mutual Capital or its affiliates may also make telephone solicitation of proxies; these officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Trust.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity.

Proxies that are obtained telephonically (as opposed to where the shareholder calls the toll-free number directly to vote) will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

In all cases where a telephonic proxy is solicited, the InvestorConnect representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the InvestorConnect representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to InvestorConnect then the InvestorConnect representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the InvestorConnect representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. InvestorConnect will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call InvestorConnect immediately if his or her instructions are not correctly reflected in the confirmation.

If you wish to participate in the Meeting, but do not wish to give your proxy by any of the methods outlined above, you may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should you require additional information regarding the Proxy or replacement proxy cards, you may contact InvestorConnect toll-free at 1-800-821-8784. Any shareholder voting by proxy may revoke his or her proxy any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. A proxy that is marked with an abstention will be considered to be present at the Meeting for purposes of determining whether a quorum exists for the transaction of business. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval for proposals 2 through 4; however, they will have no effect on the outcome of the vote to approve Proposal 1.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents or their substitutes may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Contract Holders as of the close of business on February 10, 2006 (the “Record Date”), are entitled to vote at the Meeting. The number of shares outstanding of each class of each Portfolio on the Record Date can be found in Schedule F attached hereto. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

For a free copy of the Trust’s most recent annual report and the most recent semi-annual report succeeding the annual report, shareholders of the Portfolios may call toll-free 1-888-724-4669 or write to Old Mutual Insurance Series Fund at 4643 South Ulster Street, 6th Floor, Denver, CO 80237.

Only one proxy statement, along with multiple proxy cards, as necessary, is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders can notify the Trust that they wish to receive a separate copy of this proxy statement, or wishes to receive a separate proxy statement in the future, by calling toll-free 1-888-724-4669 or by writing to Old Mutual Insurance Series Fund at 4643 South Ulster Street, 6th Floor, Denver, CO 80237. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.

Shareholder Proposals

As a general matter, the Trust does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Portfolios, you should send such proposal to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder’s meeting, the Trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in a proxy statement or presentation of the proposal at a meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

Other Business

The Board is not aware of any other business to be presented at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card or their substitute intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

The Trustees recommend approval of each Proposal. Any unmarked proxies without instructions to the contrary will be voted in favor of approval of each Proposal.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

Please advise the Trust, in care of DST Systems, Inc., 330 West 9th Street, Kansas City, MO, 64105, whether other persons are the beneficial owner of Portfolio shares for which proxies are being solicited from you and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owner of Portfolio shares.

APPENDIX A

TRUSTEES’ CONSIDERATIONS AND RECOMMENDATIONS

Summary

On September 30, 2005, the Board of the Trust approved a restructuring of the advisory, sub-advisory and servicing arrangements for the Trust. As part of this restructuring, the Board approved a new investment management agreement with Old Mutual Capital, Inc. (“OMCAP”) (the “OMCAP Management Agreement”), subject to shareholder approval. On December 16, 2005, the Board approved new sub-advisory agreements (together with the OMCAP Management Agreement, the “Management Agreements”) with new sub-advisers for the portfolios of the Trust (each a “Portfolio” and together, the “Portfolios”). Under the new structure, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each of the Portfolios and portfolio management is performed by the sub-advisers. The Management Agreements become effective upon shareholder approval of such agreements. In order to avoid disruption of the Portfolios’ investment management program while shareholder approval is sought, OMCAP and the sub-advisers assumed their respective responsibilities effective January 1, 2006 (the “Effective Date”) under interim management agreements approved by the Board. Each interim management agreement will expire on the earlier of (i) the date on which the shareholders of each Portfolio approve the corresponding Management Agreement or (ii) 150 days from the Effective Date.

The new Management Agreements include a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints. In addition, OMCAP agreed to lower the expense caps on the Portfolios by contractually waiving its fees or reimbursing expenses of a Portfolio to the extent the Portfolio’s expenses exceed the agreed upon expense cap. As part of the restructuring, the Board also approved changing the name of the Trust to Old Mutual Insurance Series Fund and changing the names of each of the Portfolios to include the “Old Mutual” name. The following discussion outlines the background of these proposals and the Board’s considerations.

Background

On June 9, 2005, senior management of Old Mutual (US) Holdings Inc. (“OMUSH”), the parent of the Portfolios’ then current investment adviser, Liberty Ridge and of OMCAP, proposed to the Board a restructuring of the investment advisory, sub-advisory and servicing arrangements for the Trust.

OMUSH further proposed that because the expense ratios of the Portfolios were generally above industry median expense ratios for comparable funds, the expenses of providing those services could be reduced by a consolidation of operations at OMCAP’s headquarters and by a restructuring of the Portfolios’ investment advisory fees, administrative fees and expense limitation arrangements. OMUSH believed that these steps would benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

In the period between June 9th and December 16th, the Board held numerous meetings in person or by telephone to consider, discuss and negotiate various aspects of the proposed restructuring. The Board utilized the services of its Senior Vice President (the “Senior Officer”), who is independent from the Trust’s various service providers, including OMCAP and its affiliates, in analyzing OMCAP’s proposals. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the “Senior Officer’s Report”). The Board also received a report from Lipper, Inc. (“Lipper”), a mutual fund statistical service, on comparative mutual fund advisory fees and expenses levels. The Board was also assisted by Callan Associates, an independent investment consultant.

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Senior Officer’s Report

The Senior Officer’s Report evaluating the proposed investment advisory and sub-advisory fees considered a number of specific factors applicable to each Portfolio. These factors include:

•	The nature and quality of the adviser’s and sub-advisers’ services, including Portfolio performance and/or performance of other accounts managed by the sub-advisers

•	Management fees charged by the adviser to institutional and other clients

•	Management fees incurred by other mutual funds for like services

•	Costs to the adviser and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

•	Profit margins of the adviser and its affiliates from providing the services

•	Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

•	Analyzed proposals submitted by OMCAP and the sub-advisers, including financial statements and pro forma analyses

•	Visited the offices of OMCAP and several sub-advisers to interview portfolio managers and administrative officers

•	Reviewed a report prepared by Lipper that compared the advisory fees, administrative fees and expense ratios of each the Portfolios with those of other funds in a Lipper peer group

•	Reviewed additional comparative industry data

The Senior Officer recommended that the Board approve the proposed Management Agreements and the related fees. The discussion under the “Board Considerations” section below explains various factors, including the Senior Officer’s Report, considered by the Board which resulted in the Board’s approval on September 30, 2005 and on December 16, 2005 of the Management Agreements and recommending to Portfolio shareholders at an upcoming shareholder meeting that shareholders approve the new Management Agreements, as described below.

Description of Adviser

OMCAP

OMCAP, located at 4643 South Ulster Street, 6th Floor, Denver, CO 80237, was organized in 2004 and is a subsidiary of OMUSH, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm (“Old Mutual”). Since 2004, OMCAP has been the investment adviser to the Old Mutual Advisor Funds, an affiliated mutual fund company. OMCAP has also been appointed as investment manager of the Old Mutual Advisor Funds II portfolios, subject to shareholder approval, and will manage those portfolios under an interim agreement.

Description of the Sub-Advisers

•	CastleArk is a Delaware limited liability company located at 1 North Wacker Drive, Suite 2950, Chicago, Illinois 60606. CastleArk has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. CastleArk provides investment management services to institutional and high net worth clients. CastleArk held discretionary management authority with respect to over $1.9 billion in assets as of September 30, 2005.

•	Columbus Circle is a Delaware general partnership located at Metro Center, One Station Place, Stamford, CT 06902. Columbus Circle has been a sub-adviser to the Trust since January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-

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sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $5.7 billion in assets as of September 30, 2005.

•	Copper Rock is a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116. Copper Rock was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Copper Rock is owned 50% by OMUSH and 50% by senior Copper Rock executives, and is an affiliate of OMCAP. Copper Rock manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $115 million in assets as of September 30, 2005.

•	Eagle is a Florida corporation located at 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $11.5 billion in assets as of September 30, 2005.

•	Liberty Ridge is a Delaware corporation located at 1400 Liberty Ridge Drive, Wayne, PA 19087. Liberty Ridge was appointed sub-adviser to the Trust effective January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Prior to that date, Liberty Ridge was the Trust’s investment adviser. Liberty Ridge, a wholly-owned subsidiary of OMUSH and an affiliate of OMCAP, was founded in 1982, and managed approximately $3.2 billion in assets as of September 30, 2005.

•	Munder is a Delaware general partnership located at 480 Pierce Street, Birmingham, MI 48009. Munder was appointed sub-adviser to the Trust January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-adviser to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $39.9 billion in assets as of September 30, 2005.

•	Turner is a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner was appointed sub-adviser to the Trust January 1, 2006, managing and supervising the investment of certain Portfolio assets on a discretionary basis, subject to the supervision of the Trust’s investment adviser. Turner held discretionary management authority with respect to approximately $17.0 billon in assets as of September 30, 2005 for institutional and individual accounts.

Board Considerations

In reviewing and approving the proposed restructuring and the new OMCAP Management Agreement between the Trust, on behalf of the Portfolios, and OMCAP and the new sub-advisory agreements between the Trust, OMCAP, and each of CastleArk, Columbus Circle, Copper Rock, Eagle, Liberty Ridge, Munder and Turner, the Board considered the following matters:

•	Nature and Extent of Services — The Board noted that under the current structure, investment management and administrative services were provided to the Portfolios under separate agreements between Liberty Ridge and its affiliate, Old Mutual Funds Services (“OMFS”). Liberty Ridge, OMFS and OMCAP are all direct or indirect subsidiaries of OMUSH. The Board concluded that the management and administrative services should be provided under a single, unified Management Agreement with OMCAP. The Board believed that the unified agreement would better reflect the overall responsibility of OMCAP to provide all management and administrative services to the Portfolios and the unified agreement provided a clearer focus on expenses incurred by the Portfolios for these services.

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•	Management Fees — After extensive discussions between OMCAP and the Board, the combined investment advisory and administrative fee (the “Management Fee”) for each of the Portfolios was reduced from the current Management Fee level. Also, as a result of the new breakpoints and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses), the effective Management Fee for each Portfolio was reduced to a level comparable to the median combined advisory and administrative fees paid by unaffiliated funds in a peer group selected by Lipper, an independent statistical service. A more detailed discussion of each Portfolio’s Management Fee is contained below.

•	Breakpoints for Management Fees — As part of the discussions with the Board, OMCAP proposed that new and more robust Management Fee breakpoints be established to benefit the Portfolios. The Trustees considered the breakpoints proposed by OMCAP that institute a framework of expense savings to pass on to shareholders resulting from economies of scale. With respect to the sub-advisers, the Board also considered the willingness of each sub-adviser (except Munder) to absorb 100% of the fee breakpoints as a reduction to their sub-advisory fee payable by OMCAP.

•	Portfolio Expenses — As a result of extensive discussions between OMCAP and the Board, OMCAP undertook to provide expense limitation agreements for each Portfolio to cap expenses borne by the Portfolio and its shareholders. These expense limitation agreements provide a meaningful reduction in the Portfolios’ expense ratios, and bring the total annual operating expense ratios of most Portfolios to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. These expense limitation agreements will remain in place for at least a three (3) year period. A more detailed discussion of each Portfolio’s expense limitation agreement is contained below.

•	Performance — With respect to Liberty Ridge, the Board compared the historical investment performance of Liberty Ridge with the investment performance of similar investment vehicles managed by other investment advisers and concluded that the historical investment performance of Liberty Ridge in managing certain Portfolios adequately justified its continued service as a sub-adviser to those Portfolios. With respect to the other newly appointed sub-advisers, the Board, in consultation with its investment consultant, Callan Associates, analyzed the historical performance of these sub-advisers in managing accounts with investment strategies comparable to the investment strategies of the Portfolio or Portfolios that each was proposed to sub-advise or co-sub-advise. The Board concluded, based in part on each sub-adviser’s historical performance in managing accounts with similar investment styles, that the appointment of the sub-advisers would increase the depth and breadth of investment management services and create the potential for improved relative performance in future periods.

•	Multi-Manager Structure — With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios (the “Multi-Manager Portfolios”), the Board considered a multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the willingness of Castle Ark, Turner, Munder, Eagle and Liberty Ridge to act as a co-manager. In addition, the Board considered the potential advantages in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisers. Based on the foregoing considerations, the Board concluded that a multi-manager structure would benefit current shareholders of the Multi-Manager Portfolios and would create differentiated products, which may be beneficial in attracting new shareholders.

•	Compliance Undertakings — Over the last year and a half, Liberty Ridge has adopted additional compliance policies and procedures (“Compliance Undertakings”). Certain of the Compliance Undertakings were adopted pursuant to settlements with the Securities and Exchange Commission and separately with the New York Attorney General. Many of these Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represent protection to the Portfolios and their shareholders, OMCAP has contractually agreed to assume all of the Compliance Undertakings in connection with the approval of the new Management Agreement. With respect to the sub-advisers, the Board considered a report from the Trust’s Chief Compliance

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Officer stating that he had found no material weaknesses in the compliance programs of the sub-advisers.

•	Benefits derived by OMCAP from its relationship with the Portfolios — The Trustees considered the fall-out benefits to OMCAP, including OMCAP’s increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust’s relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, OMUSH.

Management Agreements

Discussed below are the investment advisory fee and expense limitation elements of the new Management and Sub-Advisory Agreement for the Portfolios.

With respect to each Portfolio, the Board considered the following matters:

Old Mutual Growth II Portfolio — OMCAP proposed that the Portfolio be sub-advised by Munder and Turner. OMCAP proposed that the Management Fee (including the sub-advisory fee) for this Portfolio start at 0.825% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.775%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.17%.

The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.13% based upon the Portfolio’s expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

Senior Officer’s Report —  The Board noted that Senior Officer’s Report had indicated that the proposed gross advisory fee is roughly equivalent to the median of the Portfolio’s Lipper peer group and OMCAP’s proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.13% in both the Portfolio’s expense ratio and its gross advisory. The Senior Officer recommended that the Board approve the proposed contract and fees.

Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP, Munder and Turner.

Old Mutual Large Cap Growth Portfolio —  OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.85% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.80%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.10% and its expense ratio was 0.94%.

Senior Officer’s Report — The Board noted that the report of the Senior Officer’s Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio’s Lipper peer group, the Portfolio’s expenses are below the median for its Lipper peer group and OMCAP’s proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.

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Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.

Old Mutual Large Cap Growth Concentrated Portfolio — OMCAP proposed that the Portfolio be sub-advised by Turner and CastleArk. OMCAP proposed that the Management Fee for this Portfolio start at 0.90% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.85%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.12%.

The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.23% based upon the Portfolio’s expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

Senior Officer’s Report — The Board noted that Senior Officer’s Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio’s Lipper peer group, OMCAP’s proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.23% in both the Portfolio’s expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees

Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP, Turner and CastleArk.

Old Mutual Small Cap Growth Portfolio — OMCAP proposed that the Portfolio be sub-advised by Copper Rock. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 2.42%.

The proposed expense limitation arrangement will also reduce the effective Management Fee to 0.00% based upon the Portfolio’s expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

Senior Officer’s Report — The Board noted that the Senior Officer’s Report had indicated that the proposed gross advisory fee is below the median of the Portfolio’s Lipper peer group. OMCAP’s proposal caps expenses at the median for its Lipper peer group for three years resulting in a first year pro forma reduction of 1.35% in both the Portfolio’s expense ratio and its effective advisory fee would be 0.00%. The Senior Officer recommended that the Board approve the proposed contract and fees.

Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management

APP-A-6

agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP and Copper Rock.

Old Mutual Select Value Portfolio —  OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.75% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.70%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.00% and its expense ratio was 0.94%.

Senior Officer’s Report —  The Board noted that the Senior Officer’s Report had indicated that the proposed gross advisory fee is average relative to the median of the Portfolio’s Lipper peer group and the Portfolio’s expenses are at the median for its Lipper peer group. OMCAP’s proposal caps expenses at the median for its Lipper peer group for three years. The Senior Officer recommended that the Board approve the proposed contract and fees.

Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.

Old Mutual Mid Cap Portfolio —  OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses). The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.14%.

The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.15% based upon the Portfolio’s expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

Senior Officer’s Report —  The Board noted that the Senior Officer’s Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio’s Lipper peer group, OMCAP’s proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.15% in both the Portfolio’s expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP and Liberty Ridge.

Old Mutual Small Cap Portfolio —  OMCAP proposed that the Portfolio be sub-advised by Liberty Ridge and Eagle. OMCAP proposed that the Management Fee for this Portfolio start at 1.10% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 1.05%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions,

APP-A-7

distribution and service fees, and extraordinary expenses). The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.27%.

The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.25% based upon the Portfolio’s expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

Senior Officer’s Report —  The Board noted that the Senior Officer’s Report had indicated that although the proposed gross advisory fee is higher than the median of the Portfolio’s Lipper peer group, OMCAP’s proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.25% in both the Portfolio’s expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP, Liberty Ridge and Eagle.

Old Mutual Columbus Circle Technology and Communications Portfolio — OMCAP proposed that the Portfolio be sub-advised by Columbus Circle. OMCAP proposed that the Management Fee for this Portfolio start at 0.95% with the first fee breakpoint beginning at $300 million (reducing the Management Fee by 0.05% to 0.90%) with subsequent breakpoints at higher asset levels. In addition, OMCAP proposed to limit its Management Fee or reimburse Portfolio expenses to limit the Portfolio’s total annual operating expenses for three (3) years to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses The Portfolio’s expense limitation arrangement with Liberty Ridge capped total annual operating expenses at 1.20% and its expense ratio was 1.13%.

The proposed expense limitation arrangement will also reduce the effective Management Fee by 0.28% based upon the Portfolio’s expenses and asset levels as of August 19, 2005, the date used by the Senior Officer in preparing his report.

Senior Officer’s Report —  The Board noted that the Senior Officer’s Report indicated that although the proposed gross advisory fee is higher than the median of the Portfolio’s Lipper peer group, OMCAP’s proposal to cap expenses at the median for its Lipper peer group for three years results in a first year pro forma reduction of 0.28% in both the Portfolio’s expense ratio and its gross advisory fee. The Senior Officer recommended that the Board approve the proposed contract and fees.

Board Conclusions — The Board concluded that in view of the measures taken to address the depth and breadth of advisory personnel, the expected level of services to be provided to the Portfolio, and fee levels, including Management Fee breakpoints and the three (3) year expense limitation commitment, as described above in detail, the Management Fee was appropriate and the investment management agreements should be approved and submitted to shareholders with the Board’s recommendation to vote to approve the Management Agreements with OMCAP and Columbus Circle.

APP-A-8

APPENDIX B

AUDIT COMMITTEE CHARTER

JOINT AUDIT COMMITTEE CHARTER
OLD MUTUAL ADVISOR FUNDS II
OLD MUTUAL INSURANCE SERIES FUND

Organization

The Joint Audit Committee of the Board of Trustees of Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (each a “Fund” and together, the “Funds”) shall be comprised of all trustees of the Funds who are “independent” from the Funds, as defined in Section 10A of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and no member shall be an “interested person” of any of the Funds, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Such independent and non-interested trustees shall be referred to herein as “Disinterested Trustees”.

Purposes

The purpose of the Joint Audit Committee is (i) in its capacity as a committee of the Boards of Trustees of the Funds (“Boards”), to be directly responsible for the appointment, compensation and oversight of any independent auditors employed by the Funds (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) to oversee the financial reporting process for all Funds; (iii) to monitor the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; (iv) to the extent required by Section 10A of the Exchange Act, to preapprove all permissible non-audit services that are provided to the Funds by their independent auditors; and (v) to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in the Funds’ proxy statements.

The Boards and the Joint Audit Committee recognize that they are the shareholder representatives, and the Joint Audit Committee has the obligation to select, evaluate, and when appropriate, recommend to shareholders selection or replacement of the Funds’ outside auditors.

Committee Meetings

The Joint Audit Committee may meet separately or in conjunction with meetings of the Board of the Funds. Meetings of the Committee may be held in person or by other means as permitted by the By-Laws of the Funds.

Membership

Only trustees that meet the Joint Audit Committee membership requirements shall be permitted to serve on the Joint Audit Committee. The Joint Audit Committee membership requirements shall include (1) meeting the audit committee composition requirements for serving on audit committees and any related requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in any applicable rules promulgated by the Securities and Exchange Commission (“SEC”), and (2) members of the Joint Audit Committee shall be free of any relationship that, in the opinion of the Disinterested Trustees, would interfere with his or her individual exercise of independent judgment.

Responsibilities of the Joint Audit Committee

In order to provide reasonable flexibility, the following committee responsibilities are described in broad terms.

APP-B-1

•	The Joint Audit Committee shall appoint, compensate, oversee and, where appropriate, terminate the Funds’ independent auditors. In selecting independent auditors for the Funds, the Joint Audit Committee may consider recommendations made by management.

•	The Joint Audit Committee members are responsible for a general understanding of the Funds’ accounting systems and controls. Members are encouraged to participate in ongoing educational programs to enhance the members’ financial literacy.

•	To the extent required by Section 10A of the Exchange Act, the Joint Audit Committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the Funds by their independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the Funds. Such preapproval may be granted by one or more members of the Joint Audit Committee, so long as any such member’s decision to preapprove is presented to the full Joint Audit Committee, solely for information purposes, at its next scheduled meeting.

•	To the extent required by Rule 2-01(c)(7)(ii) of Regulation S-X, the Joint Audit Committee shall pre-approve non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund.

•	The Joint Audit Committee shall review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Funds.

•	Joint Audit Committee members shall evaluate the independent audit firm’s performance and financial stability.

•	In reviewing the recommendation of an independent auditors for the Funds, the Joint Audit Committee shall use the following standard of independence: “Whether a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the accountant is not capable of exercising objective and impartial judgment on all issues encompassed within the accountant’s engagement.”

•	The Joint Audit Committee shall request from the independent auditors the information required to be considered by the Joint Audit Committee under Item 9 of Schedule 14A of the Exchange Act. [Such Item 9 is attached to this Charter as Exhibit A]

•	The Joint Audit Committee shall request from the independent auditors a written statement describing all relationships between the auditors and the Funds, the investment adviser, the distributor and their appropriate corporate affiliates. The Joint Audit Committee shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by item 306 of Regulation S-K, and shall discuss with the independent auditors their independence.

•	The Joint Audit Committee shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisers or (iii) any person that controls, is controlled by or is under common control with such adviser and that provides services to the Funds, is compatible with maintaining the independent auditors’ independence.

•	The Joint Audit Committee is responsible for reviewing audit plans prepared by the Funds’ independent auditors. The Joint Audit Committee may work with the Funds’ investment adviser (the “Adviser”) and other service providers in reviewing such plans.

•	To the extent that certifications by officers of the Funds as to the Funds’ financial statements or other financial information are required by applicable law to be included with or in the Funds’ periodic reports filed with the SEC, the Joint Audit Committee shall review such certifications and shall require notification if, for any reason, such certifications are not included.

•	The Joint Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters

APP-B-2

and (ii) the confidential, anonymous submission by employees of the Funds of concerns regarding questionable accounting or auditing matters.

•	The Joint Audit Committee is responsible for recording the minutes of all meetings and reporting all activity to the full Board of Trustees. The Joint Audit Committee shall meet regularly with the Adviser’s counsel, Fund counsel, counsel to the Disinterested Trustees, and, if applicable, independent counsel or other advisors to the Joint Audit Committee in order to be informed about all legal issues having the reasonable possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

•	Because each Fund’s assets are held by third party custodians, the Joint Audit Committee has responsibility to review and advise the full Boards that such arrangements properly provide reasonable audit opportunity to ensure accurate and timely financial reporting. However, the Joint Audit Committee has not been delegated responsibility for Rule 17f-5 reviews of such third party custodians.

•	The Joint Audit Committee is responsible for reviewing financial statements contained in the annual and other periodic reports to shareholders with management of the Funds and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the Funds’ annual financial statements.

•	In reviewing the activities of the independent auditors, the Joint Audit Committee shall inquire about the independent auditor’s judgments about the quality, not just the acceptability, of the Funds’ accounting principles as applied in their financial statements, including such issues as the clarity of the financial disclosures, the degree of aggressiveness or conservatism of the Funds’ accounting principles, underlying estimates and other significant decisions made by management in preparing those disclosures, and whether the financial statements fairly present in all material respects the financial condition and results of the operations of the Funds.

Votes Required for Action

The Committee shall not take any action in fulfilling their duties hereunder unless such action is approved by a majority of the Independent Trustees who were not directors, officers or employees of Liberty Ridge Capital (or any successor) during the preceding 10 years and who are members of the Committee. In the event that any action proposed to be taken is opposed by a vote of one or more of the Independent Trustees, then the Trustees will oversee that such proposal, the related Committee vote, and the reason, if any, for such Independent Trustee(s)’ vote against the proposal, is disclosed in the applicable Trust’s shareholder report for the period. [SEC 2004 Settlement Order]

Authority

The Joint Audit Committee shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisors, experts or consultants, as they deem necessary to carry out their duties, all at the expense of the appropriate Fund.

Funding

The Funds shall provide for appropriate funding, as determined by the Joint Audit Committee, in their capacity as a committee of the Boards, for payment of compensation (i) to the independent auditors employed by the Funds for the purpose of rendering or issuing an audit report and (ii) to any independent counsel or other advisors employed by the Joint Audit Committee.

The Boards shall review this Charter annually. This Charter may be amended only by the full Boards.

Revised: December 2005

APP-B-3

EXHIBIT A TO AUDIT COMMITTEE CHARTER

Item 9 of Schedule 14A

If the solicitation is made on behalf of the registrant and relates to (1) the annual (or special meeting in lieu of annual) meeting of security holders at which directors are to be elected, or a solicitation of consents or authorizations in lieu of such meeting or (2) the election, approval or ratification of the registrant’s accountant, furnish the following information describing the registrant’s relationship with its independent public accountant:

(a) The name of the principal accountant selected or being recommended to security holders for election, approval or ratification for the current year. If no accountant has been selected or recommended, so state and briefly describe the reasons therefor.

(b) The name of the principal accountant for the fiscal year most recently completed if different from the accountant selected or recommended for the current year of if no accountant has yet been selected or recommended for the current year.

(c) The proxy statement shall indicate (1) whether or not representatives of the principal accountant for the current year and for the most recently completed fiscal year are expected to be present at the security holders’ meeting, (2) whether or not they will have the opportunity to make a statement if they desire to do so and (3) whether or not such representatives are expected to be available to respond to appropriate questions.

(d) If during the registrant’s two most recent fiscal years or any subsequent interim period, (1) an independent accountant who was previously engaged as the principal accountant to audit the registrant’s financial statements, or an independent accountant on whom the principal accountant expressed reliance in its report regarding a significant subsidiary, has resigned (or indicated it has declined to stand for re-election after the completion of the current audit) or was dismissed, or (2) a new independent accountant has been engaged as either the principal accountant to audit the registrant’s financial statements or as an independent accountant on whom the principal accountant has expressed or is expected to express reliance in its report regarding a significant subsidiary, then, notwithstanding any previous disclosure, provide the information required by Item 304(a) of Regulation S-K (§229.304 of this chapter).

(e) (1) Disclose, under the caption Audit Fees, the aggregate fees billed for professional services rendered for the audit of the registrant’s annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the registrant’s Forms 10-Q (17 CFR 249.308a ) or 10-QSB (17 CFR 249.308b ) for that fiscal year.

(2) Disclose, under the caption Financial Information Systems Design and Implementation Fees, the aggregate fees billed for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01(c)(4)(ii) ) rendered by the principal accountant for the most recent fiscal year. For purposes of this disclosure item, registrants that are investment companies must disclose fees billed for services rendered to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant.

(3) Disclose, under the caption All Other Fees, the aggregate fees billed for services rendered by the principal accountant, other than the services covered in paragraphs (e)(1) and (e)(2) of this section, for the most recent fiscal year. For purposes of this disclosure item, registrants that are investment companies must disclose fees billed for services rendered to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant.

(4) Disclose whether the audit committee of the board of directors, or if there is no such committee then the board of directors, has considered whether the provision of the services covered in

APP-B-4

paragraphs (e)(2) and (e)(3) of this section is compatible with maintaining the principal accountant’s independence.

(5) If greater than 50 percent, disclose the percentage of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

APP-B-5

Schedule A

Security Ownership of Management

To the best knowledge of the Trust, the following table sets forth certain information regarding the ownership, as of December 31, 2005, of shares of beneficial interest of each class of each of the Portfolios by the Trustees, nominees, and current executive officers of the Trust. No information is given as to a Portfolio or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Portfolio as of December 31, 2005.

		Number of Shares of the
		Portfolios	Percent of
Name of Trustee/Nominee/Officer	Portfolio	Owned Beneficially	Portfolio*

Leigh A. Wilson	N/A	0
John R. Bartholdson	N/A	0
Jettie M. Edwards	N/A	0
Albert A. Miller	N/A	0
David J. Bullock	N/A	0
Edward J. Veilleux	N/A	0
Andra C. Ozols	N/A	0
James F. Lummanick	N/A	0
Kenneth R. Naes	N/A	0
Mark E. Black	N/A	0
Karen S. Proc	N/A	0
All Trustees, nominees, and current executive officers as a group*		0

*	To the best knowledge of the Trust, the ownership of shares of each series portfolio of the Trust by Trustees, nominees and current executive officers of the Trust as a group constituted less than 1% of each series portfolio of the Trust as of December 31, 2005.

SCH-A-1

Schedule B

Ownership of Shares of the Portfolios

Significant Holders

As of December 31, 2005 the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Portfolio of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Portfolio may be deemed to be a controlling person of that Portfolio for purposes of the 1940 Act.

OLD MUTUAL GROWTH II PORTFOLIO
Fidelity Investments Life Insurance Co.	48.91%
82 Devonshire Street #H4C Boston, MA 02109-3614

GE Life & Annuity Assurance Co.	22.68%
Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230-1702

American United Life Ins Company	8.89%
PO Box 1995 Indianapolis, IN 46206-9102

Annuity Investors Life Ins Co	7.51%
250 E. Fifth Street Cincinnati, OH 45202-4119

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

GE Life & Annuity Assurance Co	56.56%
Attn: Variable Accounting 6610 W. Broad Street Richmond, VA 23230-1702

Annuity Investors Life Insurance Co.	30.45%
250 E. Fifth Street Cincinnati, OH 45202-4119

Great West Life & Annuity Insurance Company	10.72%
Attn: Investment Division 8515 E. Orchard Rd #2T2 Englewood, CO 80111-5002

OLD MUTUAL SMALL CAP PORTFOLIO

Fidelity Investments Life Insurance Co.	91.70%
82 Devonshire Street #H4C Boston, MA 02109-3614

Empire Fidelity Investments Life Insurance Company	7.54%
82 Devonshire Street #H4C Boston, MA 02109-3605

SCH-B-1

OLD MUTUAL MID-CAP PORTFOLIO

MONY Life Insurance Company of America	44.67%
MONY Variable Account A-VA The MONY Group 1740 Broadway MD 6-36 New York, NY 10019-4315

Annuity Investors Life Insurance Co.	28.53%
250 E. Fifth Street Cincinnati, OH 45202-4119
AUL American Individual Variable Annuity	12.93%
Unit Trust 1 PO Box 1995 Indianapolis, IN 46206-9102
MONY Life Insurance Co.	6.46%
MONY Variable Account A-VA The MONY Group 1740 Broadway MD 6-36 New York, NY 10019-4315

SCH-B-2

OLD MUTUAL SELECT VALUE PORTFOLIO

Fidelity Investments Life Insurance Co.	72.00%
82 Devonshire Street #H4C Boston, MA 02109-3614

MONY Life Insurance Co. of America	9.40%
MONY Variable Account A-VA The MONY Group 1740 Broadway MD 6-36 New York, NY 10019-4315

Annuity Investors Life Insurance Co.	8.04%
250 E. Fifth Street Cincinnati, OH 45202-4119

Empire Fidelity Investments Life Insurance Company	7.44%
82 Devonshire Street #H4C Boston, MA 02109-3605

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

Fidelity Investments Life Insurance Co.	64.92%
82 Devonshire Street #H4C Boston, MA 02109-3614

Annuity Investors Life Insurance Co.	17.30%
250 E. Fifth Street Cincinnati, OH 45202-4119

Empire Fidelity Investments Life Insurance Company	6.31%
82 Devonshire Street #H4C Boston, MA 02109-3605

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

Fidelity Investments Life Insurance Co.	89.45%
82 Devonshire Street #H4C Boston, MA 02109-3614

Empire Fidelity Investments Life Insurance Co.	9.63%
82 Devonshire Street #H4C Boston, MA 02109-3605

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

First Variable Life Insurance Co.	100.00%
P.O. Box 830765 Birmingham, AL 35283-0765

SCH-B-3

Schedule C

Trustee Ownership of Portfolio Shares

The table below provides the dollar range of shares of the Portfolios and the aggregate dollar range of shares of all portfolios of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, owned by each Trustee as of December 31, 2005.

Aggregate Dollar Range
of Equity Securities in
All Registered
	Dollar Range of Equity	Investment Companies in
	Securities in Each	the Old Mutual Fund
	Series Portfolio of the	Family Complex Overseen
Name of Trustee	Trust	by Trustees

INDEPENDENT TRUSTEES
Leigh A. Wilson	None	None
John R. Bartholdson	None	$10,000-$50,000
Jettie M. Edwards	None	over $100,000
Albert A. Miller	None	over $100,000

SCH-C-1

Schedule D

Officers and Directors of Old Mutual Capital, Inc.

Name*	Position(s)

Scott F. Powers	Chairman
David J. Bullock	Director, President, and Chief Executive Officer
Thomas M. Turpin	Director
Kevin M. Hunt	Director
Mark E. Black	Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer
George J. Vogel	Executive Vice President
Michael W. Rose	Executive Vice President
William T. Davis	Senior Vice President
Michael W. Mathies	Senior Vice President
Andra C. Ozols	Executive Vice President, General Counsel, and Secretary
James F. Lummanick	Senior Vice President and Chief Compliance Officer

*	The business address of each individual is 4346 S. Ulster St., 6th Floor, Denver, CO 80203.

SCH-D-1

Schedule E

Officers and Directors of Sub-Advisors

Liberty Ridge Capital, Inc.

Name*	Position(s)

Scott F. Powers	Director
Kevin M. Hunt	Director
Jerome Heppelmann	CEO, Chief Investment Officer, Portfolio Manager/Analyst
Stephen M. Wellman	President, Chief Operating Officer and Chief Compliance Officer

*	The business address of each individual is 1400 Liberty Ridge Drive, Wayne, PA 19087.

SCH-E-1

Eagle Asset Management Inc.

Name*	Position(s)

Richard K. Riess	Director and Chief Executive Officer
Stephen G. Hill	Director, President and Chief Operating Officer
Richard Rossi	Executive Vice President of Sales & Marketing
Eric Wilwant	Vice President and Treasurer
Stephen Farber	Secretary and Corporate Counsel

*	The business address of each individual is 800 Carillon Parkway, St. Petersburg, FL 33733.

SCH-E-2

Turner Investment Partners, Inc.

Name*	Position(s)

Thomas R. Trala	Chief Financial and Operating Officer, Secretary
Mark D. Turner	Vice Chairman of the Board; President, Senior Portfolio Manager
Robert E. Turner	Chairman of the Board; Chief Investment Officer; Chief Executive Officer
Christopher K. McHugh	Board Member, Vice President, Senior Portfolio Manager

*	The business address of each individual is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

SCH-E-3

CastleArk Management, LLC

Name*	Position(s)

Jerome A. Castellini	President
Edward A. Clark	Executive Vice President and Secretary
James H. Castellini	Chief Compliance Officer

*	The business address of each individual is 1 North Wacker Dr., Suite 3950, Chicago, IL 60606.

SCH-E-4

Munder Capital Management

Name*	Position(s)

Dennis J. Mooradin	Chairman and Chief Executive Officer
Enrique Chang	President and Chief Investment Officer
John S. Adams	Managing Director and Chief Investment Officer — Equities
Sharon E. Fayolle	Managing Director — Cash Management
James V. Fitzgerald	Managing Director — Retail Marketing
Peter K. Hoglund	Managing Director and Chief Administrative Officer
Todd B. Johnson	Managing Director and Chief Investment Officer-Passive Investments
Anne K. Kennedy	Managing Director-Institutional Investment Services
Peter G. Root	Managing Director and Chief Investment Officer — Fixed Income
Stephen J. Shenkenberg	Managing Director
Munder Holdings, LLC	General Partner
WAM Holdings, Inc.	General Partner
WAM Holdings II, Inc.	General Partner

*	The business address of each individual is 480 Pierce Street, Birmingham, MI 48009.

SCH-E-5

Copper Rock Capital Partners LLC

Name*	Position(s)

Tucker M. Walsh	Chief Executive Officer — Head of Portfolio Management
Michael Malouf, CFA	President and Portfolio Manager
Peter J. Hadelman	Principal and Head of Relationship Management
Michael Sakala	Principal and Chief Financial Officer
Gregory T. Poulos, CFA	Principal and Senior Analyst
Michael J. Callahan	Principal and Head Trader
David C. Cavanaugh	Senior Vice President and Research Analyst

*	The business address of each individual is 200 Clarendon Street, 53rd Floor, Boston, MA 02116.

SCH-E-6

Columbus Circle Investors

Name*	Position(s)

Anthony Rizza, CFA	Senior Managing Director/Portfolio Manager
Clifford G. Fox	Senior Managing Director/Portfolio Manager
Frank A. Cuttita	Chief Administrative Office/Chief Compliance Officer
Karl W. Anderson	Client Servicing/Marketing Officer
Michael Iacono, CFA	Managing Director/Co-Portfolio Manager
Oliver A. Marti	Managing Director/Portfolio Manager

*	The business address of each individual is Metro Center, One Station Place, Stamford, CT 06902.

SCH-E-7

Schedule F

Shares of the Portfolios Outstanding as of February 10, 2006 (by class)

Fund Name	Shares Outstanding

Old Mutual Growth II Portfolio	3,732,849.671
Old Mutual Large Cap Growth Portfolio	1,288,698.830
Old Mutual Small Cap Portfolio	5,247,208.901
Old Mutual Select Value Portfolio	3,480,501.837
Old Mutual Columbus Circle Technology and Communications Portfolio	43,757,004.858
Old Mutual Large Cap Growth Portfolio	8,079,576.398
Old Mutual Mid-Cap Portfolio	3,272,788.814
Old Mutual Small Cap Growth Portfolio	387,359.732

SCH-F-1

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, entered into as of this      day of          , 2006 between Old Mutual Capital, Inc. (the “Investment Manager”) and Old Mutual Insurance Series Fund (the “Fund”).

WHEREAS, the Fund is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, investment management company;

WHEREAS, the Fund wishes to retain the Investment Manager to render investment advisory and administrative services to the Fund and the Investment Manager is willing to furnish such services to the portfolios of the Fund listed on Schedule A hereto (the “Portfolios); and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, intending to be legally bound, it is agreed between the Fund and the Investment Manager as follows:

1. APPOINTMENT OF INVESTMENT MANAGER.  The Fund hereby appoints the Investment Manager, in accordance with Section 15(c) of the 1940 Act, to act as investment manager to the Fund for the periods and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. INVESTMENT ADVISORY DUTIES.  The duties and obligations of the Investment Manager set forth in this Section 2 will be referred to throughout this Agreement as “Advisory Services.”

(a) Investment management and research.  Subject to the supervision of the Trustees of the Fund, the Investment Manager will, (a) provide a program of continuous investment management for the Portfolios in accordance with the Portfolios’ investment objectives, policies and limitations as stated in each Portfolio’s Prospectus(es) and Statement(s) of Additional Information included as part of the Fund’s Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time (“Registration Statement”), (b) make asset allocation and investment decisions for the Portfolios; and (c) place orders to purchase and sell securities for the Portfolios.

In performing its Advisory Services to the Portfolios hereunder, the Investment Manager will provide the Portfolios with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Investment Manager will determine the securities, instruments, repurchase agreements, options, futures and other investments and techniques that the Portfolios will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Portfolios’ investments. The Investment Manager will determine what portion of the Portfolios’ investments shall be invested in securities and other assets, and what portion, if any, should be held uninvested.

(b) Trading.  The Investment Manager will, in performing its duties hereunder, place orders pursuant to its investment determinations for each Portfolio directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in each Portfolio’s Prospectus(es) and/or Statement(s) of Additional Information and in accordance with applicable legal requirements.

(c) Delegation of duties to sub-advisers.  Subject to the approval of the Fund’s Board of Trustees (including a majority of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act), the Investment Manager may delegate to one or more sub-investment advisers (“Sub-Advisers”) any of its duties enumerated in Sections 2(a) and 2(b) hereof. The Investment Manager agrees that, with respect to a delegation of its duties to one or more Sub-Advisers, it will:

(1) oversee the investment decisions of each of the Sub-Advisers and conduct ongoing performance reviews;

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(2) review and monitor the portfolio trading by the Sub-Advisers, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars;

(3) oversee the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions;

(4) coordinate communications with each of the Sub-Advisers; and

(5) if deemed necessary, recommend to the Fund’s Board of Trustees changing one or more Sub-Advisers.

(d) Legal and compliance.  The Investment Manager will:

(1) in performing its duties hereunder, comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the “Code”), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(2) in performing its duties hereunder, use reasonable efforts to manage each Portfolio so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(3) provide to the Fund compliance services designed to ensure compliance with applicable federal and state securities laws, rules and regulations, including without limitation:

a. administering the Fund’s compliance program adopted pursuant to Rule 38a-1 under the Act, including portfolio valuation procedures, expense allocation procedures, personal trading procedures, and the Fund’s Code of Ethics; and

b. evaluating, on behalf of the Fund, the effectiveness of the compliance programs of the Fund’s other service providers;

(4) provide to the Fund legal services, including:

a. developing and preparing agendas, proposals, presentations and materials for meetings of the Fund’s Board of Trustees or committees thereof;

b. preparing, reviewing and/or filing regulatory reports, including without limitation, the Fund’s registration statement, prospectuses and statements of additional information and any supplements thereto, shareholder reports and other shareholder communications, proxy statements, and corporate reports required of the various states in which the Fund does business;

c. drafting, reviewing and negotiating selling and/or servicing agreements;

d. developing Fund polices and procedures for consideration by the Board of Trustees; and

e. conducting an annual review of the Fund’s fidelity bond coverage and D&O/E&O insurance coverage for the trustees and officers of the Fund.

(e) Reporting.  The Investment Manager will:

(1) regularly report to the Fund’s Board of Trustees on its oversight of Sub-Advisers in a manner and with such frequency as requested by the Fund’s Board of Trustees;

(2) furnish to the Fund whatever statistical information the Fund may reasonably request with respect to each Portfolio’s assets;

(3) keep the Fund and the Trustees informed of developments materially affecting each Portfolio’s investments and shall, on the Investment Manager’s own initiative, furnish to the Fund from time to time whatever information the Investment Manager believes appropriate for this purpose;

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(4) make available to the Fund, promptly upon its request, such copies of the Investment Manager’s investment records and ledgers with respect to the Portfolios as may be required to assist the Fund in its compliance with applicable laws and regulations;

(5) furnish the Trustees with such periodic and special reports regarding each Portfolio as they may reasonably request; and

(6) immediately notify the Fund in the event that the Investment Manager or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Investment Manager from serving as investment manager pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Investment Manager further agrees to notify the Fund immediately of any material fact known to the Investment Manager respecting or relating to the Investment Manager that is not contained in the Fund’s Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3. ADMINISTRATIVE SERVICES.  The duties and obligations of the Investment Manager set forth in this Section 3 will be referred to throughout this Agreement as “Administrative Services.”

(a) Administration.  The Investment Manager will oversee the administration of the Fund’s and each Portfolio’s business and affairs as set forth in this Section 3 and shall provide certain administrative services required for effective administration of each Portfolio and the Fund.

(b) Agents.  The Investment Manager will assist the Fund in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Fund, including the Fund’s depository agent or custodian, consultants, transfer agent, sub-transfer agents, sub-accounting agent intermediaries with respect to mutual fund alliance programs, dividend disbursing agent, independent accountants, and independent legal counsel but excluding Sub-Advisers, which are governed by sub-section 2(c) hereof. The Investment Manager shall also monitor the functions of such persons and agents, including without limitation the compliance of the Fund and the Fund’s custodians with Rule 17f-5 under the 1940 Act, if appropriate.

The Investment Manager also will monitor and oversee the performance of the agents specified in this Sub-section 3(b), to ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Fund or on its behalf will be maintained in accordance with applicable laws and regulations.

(c) Cost Oversight.  The Investment Manager will monitor and review activities and procedures of the Fund and its agents identified in Sub-section 3(b) above, in order to identify and seek to obtain possible service improvements and cost reductions.

(d) Accounting Policies and Procedures and Fund Audits.  The Investment Manager will assist in developing, reviewing, maintaining, and monitoring the effectiveness of Fund accounting polices and procedures. The Investment Manager also will assist and coordinate participation by the Fund and its agents in any audit by its outside auditors or any examination by federal or state regulatory authorities or any self-regulatory organization. The Investment Manager also will oversee and coordinate the activities of Fund accountants, outside counsel, and other experts in these audits or examinations.

(e) Systems.  The Investment Manager will assist in developing, implementing, and monitoring the Fund’s use of automated systems for the purchase, sale, redemption and transfer of Fund shares and the payment of asset based sale charges (Rule 12b-1 fees) and service fees to broker-dealers and others that provide personal services, distribution support services, and/or account maintenance services to shareholders, and for recording and tracking such transactions and/or payments. The Investment Manager also will assist in developing, implementing, and monitoring the Fund’s use of automated communications systems with brokers, dealers, custodians, and other service providers, including without limitation trade clearance systems.

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(f) Shareholder Inquiries.  The Investment Manager will respond to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Investment Manager. If any such inquiry or communication would be more properly answered by one of the agents listed in Sub-section 3(b) above, the Investment Manager will coordinate, as needed, the provision of their response.

(g) Retention of Sub-Administrator.  The Investment Manager may retain a sub-administrator (“Sub-Administrator”) to perform certain Administrative Services for the Fund. The retention of a Sub-Administrator shall be at the cost and expense of the Investment Manager. The Investment Manager shall pay and shall be solely responsible for the payment of the fees of the Sub-Administrator for the performance of its services for the Fund.

(h) Reporting.  The Investment Manager will furnish to or place at the disposal of the Fund such information, reports, evaluations, analysis, and opinions relating to its Administrative Services and the administrative functions performed by any Sub-Administrator, as the Fund’s Board of Trustees may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Fund.

The Investment Manager agrees that it will furnish to regulatory authorities having the requisite authority, any information or reports in connection with its Administrative Services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable law and regulations.

(i) Use of the Services of Others.  With respect to the Administrative Services provided by the Investment Manager, the Investment Manager may at its own cost employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager or the Fund with such information, advice, or assistance as the Investment Manager may deem necessary, appropriate, convenient or otherwise helpful to the Investment Manager, including consulting, monitoring, and evaluation services concerning the Fund and the Portfolios.

4. OTHER SERVICES.  The duties and obligations of the Investment Manager set forth in this Section 4, together with the Advisory Services and the Administrative Services, will be referred to throughout this Agreement as the “Services.”

(a) Office space, facilities and equipment.  The Investment Manager will furnish, without cost to the Fund, or provide and pay the cost of:

(1) such office facilities, furnishings, and office equipment as are necessary for the performance of the Services.

(2) (A) office space, which may be space within the offices of the Investment Manager or in such other places as may be agreed upon from time to time, and (B) office furnishings, facilities and equipment as may be reasonably required for managing the corporate affairs and conducting the business of the Fund.

(b) Maintenance and Confidentiality of Records.  The Investment Manager will maintain customary records, on behalf of the Fund, in connection with the Investment Manager’s performance of the Services under this Agreement. Further, the Investment Manager agrees to maintain such books and records with respect to its Advisory Services as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.

The Investment Manager agrees that all records required to be maintained and preserved by the Fund, pursuant to rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act, and maintained and preserved by the Investment Manager on behalf of the Fund, are the property of the Fund and shall be surrendered by the Investment Manager promptly on request by the Fund. The Investment Manager shall not disclose or use any record or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement and

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applicable law. The Investment Manager shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

(c) Reports to the Investment Manager.  The Fund shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

(d) Additional Services.  If the Fund so requests, the Investment Manager shall maintain all internal bookkeeping, accounting and auditing services and records in connection with maintaining the Fund’s financial books and records, and shall calculate each Portfolio’s daily net asset value. For these services, each Portfolio shall pay to the Investment Manager a monthly fee, which shall be in addition to the fees payable pursuant to Section 6 hereof, to reimburse the Investment Manager for its costs, without profit, for performing such services.

5. ALLOCATION OF CHARGES AND EXPENSES.

(a) Except as provided in Sub-section 5(b) below, the Investment Manager shall bear all of its own expenses in connection with it providing the Services under this Agreement and shall employ or provide and compensate the executive, secretarial, clerical and other personnel necessary to provide the Services, including the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund’s share of payroll taxes for such persons), and the Investment Manager shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

(b) The Investment Manager shall not be required to pay any expenses of the Fund other than those specifically allocated to the Investment Manager in Sub-section 5(a) above. In particular, but without limiting the generality of the foregoing, the Investment Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s employees as are officers or employees of the Investment Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Investment Manager’s overhead and employee costs); fees payable to the Investment Manager and to any other Fund investment advisers or consultants; legal expenses, including the fees and expenses of counsel to the Fund and counsel to the independent Trustees of the Fund; auditing and accounting expenses; interest expenses, telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations (except as otherwise agreed by the Fund and the Investment Manager); costs of insurance relating to fidelity coverage for the Fund’s officers and employees; fees and expenses of the Fund’s custodian, any sub-custodian, transfer agent, registrar, or dividend disbursing agent; payments to the Investment Manager for maintaining the Fund’s financial books and records and calculating the daily net asset value pursuant to Sub-section 4(d) hereof; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale, freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders’ meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund’s

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business) of officers, trustees and employees of the Fund who are not interested persons of the Investment Manager; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Fund who are officers, directors or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Fund with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

6. COMPENSATION

(a) COMPENSATION.  As compensation for the Services provided and expenses assumed by the Investment Manager under this Agreement, except for any additional services provided by the Investment Manager pursuant to sub-section 4(d) hereof, each Portfolio will pay the Investment Manager at the end of each calendar month an advisory fee as set forth in Schedule A hereto. The advisory fee is computed daily as a percentage of each portfolio’s average daily net assets. The “average daily net assets” of a Portfolio shall mean the average of the values placed on the Portfolio’s net assets as of 4:00 p.m. (Eastern time) on each day on which the net asset value of the Portfolio is determined consistent with the provisions of Rule 22c-l under the 1940 Act or, if the Portfolio lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Portfolio shall always be determined pursuant to the applicable provisions of the Fund’s Agreement and Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 6, the value of the net assets of the Portfolio as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Portfolio’s securities may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Portfolio has been so suspended for a period including any month and when the Investment Manager’s compensation is payable at the end of such month, then such value shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month). If the Portfolio determines the value of the net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination, thereof on that day for the purposes of this Section 6.

To the extent that the Investment Manager defers advisory fees or absorbs operating expenses of a portfolio, the Investment Manager may seek payment of such deferred fees or reimbursement of such absorbed expenses in accordance with the terms of a separate agreement between the parties. The waiver or assumption and reimbursement by the Investment Manager of any expense of the Fund that the Investment Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Investment Manager to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Investment Manager.

7. MISCELLANEOUS

(a) Duration And Termination.  This Agreement shall continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of each Portfolio’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to a Portfolio (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Portfolio’s outstanding voting securities, upon sixty (60) days’ written notice to the Investment Manager or (b) by the Investment Manager at any time without penalty, upon sixty (60) days’ written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

(b) Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of

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the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

(c) Personal Liability Of Trustees And Shareholders.  The parties agree that no Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

(d) Limitation Of Liability Of The Investment Manager And Indemnification By The Fund.

(1) LIMITATION OF LIABILITY.

a. The Investment Manager shall exercise its best judgment in rendering the Services provided by it under this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or to the holders of the Fund’s shares to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Investment Manager’s reckless disregard of its obligations and duties under this Agreement. As used in this Sub-section 7(d)(1)(a), the term “Investment Manager” shall include any officers, directors, employees or other affiliates of the Investment Manager performing Services with respect to the Fund.

b. The Investment Manager shall at all times have the right to mitigate or cure any and all losses, damages, costs, charges, fees, disbursements, payments and liabilities to the Fund and its shareholders.

c. The Investment Manager may apply to the Board of Trustees of the Fund at any time for instructions and may consult counsel for the Fund or its own counsel and with accountants and other experts with respect to any matter arising in connection with the Administrative Services provided by Investment Manager, and the Investment Manager shall not be liable or accountable for any act on taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants, or other experts.

d. The Investment Manager’s directors, officers, employees and agents performing Services for the Fund shall be covered by errors and omissions and directors and officers liability insurance, as appropriate, under a policy maintained by the Investment Manager or an affiliate of the Investment Manager.

e. The Investment Manager shall secure and maintain a fidelity bond, or be covered by an affiliate’s blanket fidelity bond, in at least the amount required by Rule 17g-1 under the 1940 Act for joint insurance bonds of investment companies.

(2) INDEMNIFICATION BY THE FUND.

a. As long as the Investment Manager acts in good faith and with due diligence and without negligence, the Fund shall indemnify the Investment Manager and hold it harmless from and against any and all actions, suits, and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses, and liabilities (including reasonable investigation expenses) arising directly or indirectly out of the Administrative Services rendered to the Fund hereunder. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

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b. The rights under Sub-section 7(d)(2)(a) above shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that such indemnification provision shall apply, however, it is understood that if in any case the Fund may be asked to indemnify or hold the Investment Manager harmless, the Board of Trustees of the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Investment Manager will use all reasonable care to identify and notify the Board of Trustees of the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund, but failure to do so in good faith shall not affect the rights hereunder.

(3) INDEMNIFICATION BY THE INVESTMENT MANAGER.

a. The Investment Manager shall indemnify the Fund, its officers and trustees and hold them harmless from and against any and all actions, suits, and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses, and liabilities (including reasonable investigation expenses) arising directly or indirectly out of the Administrative Services rendered to the Fund hereunder and arising or based upon the willful misfeasance, bad faith, or negligence of the Investment Manager, its directors, officers, employees, and agents in providing Administrative Services to the Fund. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

b. The rights under sub-section 7(d)(3)(a) hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Investment Manager may be asked to indemnify or hold the Fund, its officers, and trustees harmless, the Investment Manager shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Fund will use all reasonable care to identify and notify the Investment Manager promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Investment Manager, but failure to do so in good faith shall not affect the rights hereunder.

(e) Services Not Exclusive.  It is understood that the Services of the Investment Manager are not exclusive, and that nothing in this Agreement shall prevent the Investment Manager from providing similar Services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other Services and activities do not, during the term of the Agreement, interfere in a material manner with the Investment Manager’s ability to meet its obligations to the Fund hereunder. When the Investment Manager recommends the purchase or sale of the same security for a Portfolio, it is understood that in light of its fiduciary duty to the Portfolio, such transactions will be executed on a basis that is fair and equitable to the Portfolio. In connection with purchases or sales of portfolio securities for the account of a Portfolio, neither the Investment Manager nor any of its directors, officers, or employees shall act as principal or agent or receive any commission provided that portfolio transactions for a Portfolio may be executed through firms affiliated with the Investment Manager, in accordance with applicable legal requirements. If the Investment Manager provides any advice to its clients concerning the shares of the Fund, the Investment Manager shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

(f) Force Majeure.  In the event the Investment Manager is unable to perform its obligations or duties under the terms of this Agreement because of any act of God, strike, riot, act of war, equipment failure, power failure or damage of the causes reasonably beyond its control, the Investment Manager shall not be liable for any and all losses, damages, costs, charges, counsel fees, payments, expenses or

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liability to any other party (whether or not a party to this Agreement) resulting from such failure to perform its obligations or duties under this Agreement or otherwise from such causes. This provision, however, shall in no way excuse the Investment Manager from being liable to the Fund for any and all losses, damages, costs, charges, counsel fees, payments and expenses incurred by the Fund due to the non-performance or delay in performance by the Investment Manager of its duties and obligation under this Agreement if such non-performance or delay in performance could have been reasonably been prevented by the Investment Manager through back-up systems and other procedures commonly employed by other Investment Managers in the mutual fund industry, provided that the Investment Manager shall have the right, at all times, to mitigate or cure any losses, including by making adjustments or corrections to any current or former shareholder accounts.

(g) Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(h) Headings.  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(i) Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREFORE, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

OLD MUTUAL INSURANCE SERIES FUND	OLD MUTUAL CAPITAL, INC.

By: _ _	By: _ _

Name: _ _	Name: _ _

Title: _ _	Title: _ _

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SCHEDULE A
DATED               , 2006
TO INVESTMENT MANAGEMENT AGREEMENT
BETWEEN OLD MUTUAL INSURANCE SERIES FUND
AND
OLD MUTUAL CAPITAL, INC.
DATED               , 2006

Pursuant to Section 6 of this Agreement, each Portfolio shall pay the Adviser, at the end of each calendar month, compensation computed daily at an annual rate of the Portfolio’s average daily net assets based on the following schedule:

OLD MUTUAL INSURANCE SERIES FUND

	Advisory Fee Breakpoint Asset Thresholds
	$0 to Less Than	$300 Million to Less	$500 Million to Less	$750 Million to Less	$1.0 Billion to Less	$1.5 Billion to Less	$2.0 Billion or
Fund	$300 Million	Than $500 Million	Than $750 Million	Than $1.0 Billion	Than $1.5 Billion	Than $2.0 Billion	Greater

Old Mutual Growth II Portfolio	0.825%	0.775%	0.725%	0.675%	0.625%	0.575%	0.525%
Old Mutual Large Cap Growth Portfolio	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%	0.55%
Old Mutual Liberty Ridge Mid-Cap Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Large Cap Growth Concentrated Portfolio	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%
Old Mutual Liberty Ridge Select Value Portfolio	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Small Cap Growth Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Small Cap Portfolio	1.10%	1.05%	1.00%	0.95%	0.90%	0.85%	0.80%
Old Mutual Columbus Circle Technology and Communications Portfolio	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%

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EXHIBIT B

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this           day of          , 2006 by and among Old Mutual Capital, Inc. (the “Adviser”), [SUB-ADVISER] (the “Sub-Adviser”), and Old Mutual Insurance Series Fund, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Agreement between the Adviser and the Trust of even date herewith, the Adviser acts as investment manager for the assets of the portfolios listed on Schedule A to this Agreement (each, a “Fund”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of that portion of the assets of each Fund that are allocated by the Adviser to a designated custodial account established at the Fund’s custodian (each such portion, a “Portfolio”), which may constitute some or all of the assets of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. (a) Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage (i) the investment operations of the Portfolio, and (ii) the composition of such assets, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in such Fund’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(1) The Sub-Adviser shall provide supervision of each Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by such Portfolio and what portion of such assets will be invested or held uninvested in cash.

(2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(3) The Sub-Adviser shall determine the securities to be purchased or sold with respect to each Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the respective Fund’s Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In providing a Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser’s other clients may be a party. It is understood that it is desirable for a Portfolio that the Sub-Adviser have access to (i) supplemental investment and market research and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities on behalf of each Portfolio with brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients.

EXH-B-1

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

(4) The Sub-Adviser at its expense will make available to the Trustees of the Trust and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Trust and Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(5) In accordance with procedures adopted by the Trustees of the Trust, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all Portfolio securities. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or Trust’s administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Adviser will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund’s net asset value per share.

(6) The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Portfolio, as well as any change in portfolio manager(s) of the Portfolio.

(7) Unless otherwise directed by the Adviser or the Trust’s Board of Trustees, the Sub-Adviser will vote all proxies received in accordance with the Trust’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Trust’s Board of Trustees, the Sub-Adviser’s proxy voting policy. The Adviser shall instruct the Portfolio’s custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials. The Sub-Adviser shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

(8) The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s

EXH-B-2

last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(9) The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(10) The Sub-Adviser shall maintain all books and records with respect to each Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trust’s Board of Trustees may reasonably request.

(11) The Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the assets of the Portfolio and shall provide the Adviser with such information upon request of the Adviser.

(12) (a) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(c) The Sub-Adviser shall keep each Portfolio’s books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of a Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Portfolio are property of the Fund and the Sub-Adviser will surrender promptly to a Fund any of such records upon that Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Funds and shares of the Funds’ beneficial shares, and all amendments thereto; and

(c) Prospectus(es) of the Funds.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolios, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to a percentage of each Portfolio’s average daily net assets, as set forth on Schedule A (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the

EXH-B-3

Adviser in respect of each Portfolio). This fee will be paid to the Sub-Adviser from the Adviser’s advisory fee for such Portfolio. This fee will be computed daily and paid to the Sub-Adviser monthly.

To the extent that the Adviser is reimbursed by the Trust for any waived fees or reimbursed expenses pursuant to the terms of a separate expense limitation agreement between the Trust and the Adviser, the Adviser will pay to the Sub-Adviser its pro-rata share of any such reimbursed amount.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue for an initial period ending December 31, 2006, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Funds, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of each Fund.

EXH-B-4

11. This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:	To the Sub-Adviser at:

Old Mutual Capital, Inc.	[ADDRESS]
4643 South Ulster Street, Suite 600
Denver, CO 80237
Attention: General Counsel	Attn: _ _

To the Trust or a Fund at:

Old Mutual Insurance Series Fund
4643 South Ulster Street, Suite 600
Denver, CO 80237
Attention: General Counsel

15. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. As required by certain exemptive rules under the 1940 Act, the Sub-Adviser is prohibited from consulting with the entities listed below concerning transactions for the Fund in securities or other assets:

1. other subadvisers to the Fund

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Fund

EXH-B-5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

OLD MUTUAL CAPITAL, INC	OLD MUTUAL INSURANCE SERIES FUND

By: _ _	By: _ _

Name: _ _	Name: _ _

Title: _ _	Title: _ _

[SUB-ADVISER]

By: _ _

Name: _ _

Title: _ _

EXH-B-6

SCHEDULE A
DATED               , 2006
TO
INVESTMENT SUB-ADVISORY AGREEMENT
AMONG
[SUB-ADVISER]
OLD MUTUAL CAPITAL, INC.
AND
OLD MUTUAL INSURANCE SERIES FUND
DATED               , 2006

PORTFOLIO

Sub-Advisory Fee Breakpoint Asset Thresholds
		$300 Million to	$500 Million to	$750 Million to	$1.0 Billion to	$1.5 Billion to
	$0 to Less Than	Less Than	Less Than	Less Than	Less Than	Less Than	$2.0 Billion or
	$300 Million	$500 Million	$750 Million	$1.0 Billion	$1.5 Billion	$2.0 Billion	Greater

[Portfolio]

Breakpoints will be calculated based on the total assets of each Fund.

EXH-B-7

PROXY
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Columbus Circle Technology and Communications Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

▲  FOLD HERE   ▲
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3g.	To approve a new investment sub-advisory agreement with Columbus Circle Investors.	☐	☐	☐

4.	To approve a proposal that will permit Old Mutual Capital, Inc. to hire and replace sub-advisors or modify sub-advisory agreements upon approval of the Board of Trustees of Old Mutual Insurance Series Fund, including the independent trustees, and upon notification to shareholders, but without shareholder approval.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP:

PROXY
OLD MUTUAL GROWTH II PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Growth II Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL GROWTH II PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3c.	To approve a new investment sub-advisory agreement with Turner Investment Partners, Inc.	☐	☐	☐

3e.	To approve a new investment sub-advisory agreement with Munder Capital Management.	☐	☐	☐

4.	To approve a proposal that will permit Old Mutual Capital, Inc. to hire and replace sub-advisors or modify sub-advisory agreements upon approval of the Board of Trustees of Old Mutual Insurance Series Fund, including the independent trustees, and upon notification to shareholders, but without shareholder approval.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP:

PROXY
OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Large Cap Growth Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3c.	To approve a new investment sub-advisory agreement with Turner Investment Partners, Inc.	☐	☐	☐

3d.	To approve a new investment sub-advisory agreement with Castle-Ark Management, LLC.	☐	☐	☐

4.	To approve a proposal that will permit Old Mutual Capital, Inc. to hire and replace sub-advisors or modify sub-advisory agreements upon approval of the Board of Trustees of Old Mutual Insurance Series Fund, including the independent trustees, and upon notification to shareholders, but without shareholder approval.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP:

PROXY
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Large Cap Growth Concentrated Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

▲  FOLD HERE   ▲
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3c.	To approve a new investment sub-advisory agreement with Turner Investment Partners, Inc.	☐	☐	☐

3d.	To approve a new investment sub-advisory agreement with CastleArk Management, LLC.	☐	☐	☐

4.	To approve a proposal that will permit Old Mutual Capital, Inc. to hire and replace sub-advisors or modify sub-advisory agreements upon approval of the Board of Trustees of Old Mutual Insurance Series Fund, including the independent trustees, and upon notification to shareholders, but without shareholder approval.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP:

PROXY
OLD MUTUAL MID-CAP PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Mid-Cap Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

▲  FOLD HERE   ▲
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL MID-CAP PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3a.	To approve a new investment sub-advisory agreement with Liberty Ridge Capital, Inc.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP:

PROXY
OLD MUTUAL SELECT VALUE PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Select Value Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL SELECT VALUE PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3a.	To approve a new investment sub-advisory agreement with Liberty Ridge Capital, Inc.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP:

PROXY
OLD MUTUAL SMALL CAP PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Small Cap Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL SMALL CAP PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3a.	To approve a new investment sub-advisory agreement with Liberty Ridge Capital, Inc.	☐	☐	☐

3b.	To approve a new investment sub-advisory agreement with Eagle Asset Management, Inc.	☐	☐	☐

4.	To approve a proposal that will permit Old Mutual Capital, Inc. to hire and replace sub-advisors or modify sub-advisory agreements upon approval of the Board of Trustees of Old Mutual Insurance Series Fund, including the independent trustees, and upon notification to shareholders, but without shareholder approval.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP:

PROXY
OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
Meeting of Shareholders April 19, 2006
This Proxy is Solicited on Behalf of the Board of Trustees
     The undersigned shareholder of Old Mutual Small Cap Growth Portfolio (the “Portfolio”), hereby appoints David J. Bullock and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated below, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on February 10, 2006 at a Meeting of Shareholders to be held at the Hyatt Regency Tech Center Hotel, 7800 East Tufts Avenue, Denver, Colorado 80237, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Prospectus/Proxy Statement for the meeting.
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED ON THE REVERSE SIDE.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIOS AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	By Internet:	Log on to www.myproxyonline.com. Make sure to have the proxy card available at the time you plan to vote your shares. You will need the control number and check digit found in the box to the right at the time you execute your vote.

2.	By Touchtone Phone:	Simply dial 1-866-437-4672 and follow the automated instructions.

3.	By Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:
Check Digit:
If you should have any questions about the proxy material or the execution of your vote, simply call (800) 821-8784 between the hours of 10am and 10pm eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

TAGID	CUSIP

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
Meeting of Shareholders April 19, 2006
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS BELOW.

1.	To elect four Trustees of Old Mutual Insurance Series Fund, each of which will serve until the meeting of shareholders to be held in 2010 or their retirement or removal

		For	Withhold Authority

	Leigh A. Wilson	☐	☐

	John R. Bartholdson	☐	☐

	Jettie M. Edwards	☐	☐

	Albert A. Miller	☐	☐

		For	Against	Abstain

2.	To approve a new investment management agreement with Old Mutual Capital, Inc.	☐	☐	☐

3f.	To approve a new investment sub-advisory agreement with Copper Rock Capital Partners, LLC.	☐	☐	☐

Control Number:	TAG ID:

Check Digit	CUSIP: